As filed with the Securities and Exchange Commission on May 30, 1997.

                                                      1933 Act File No. 33-62174
                                                      1940 Act File No. 811-7692
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]
                                    Pre-Effective Amendment No.           [ ]
                                                                 ------
                                    Post-Effective Amendment No.  7       [X]
                                                                 -----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                    Amendment No.   8                     [ ]


                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                            111 South Calvert Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000
                                   Copies to:

CHARLES A. BACIGALUPO                           ARTHUR C. DELIBERT, ESQ.
111 South Calvert Street                        Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                       1800 Massachusetts Ave., N.W.
(Name and Address of                            Second Floor
  Agent for Service)                            Washington, D.C.  20036

It is proposed that this filing will become effective:

[ ]  immediately  upon filing  pursuant to Rule 485(b)
[ ]  on __________, 1997 pursuant to Rule 485(b)
[ ]  60 days after filing pursuant to Rule 485(a)(i)
[X]  on July 31 , 1997  pursuant  to Rule  485(a)(i)
[ ]  75 days after  filing  pursuant to Rule 485(a)(ii)
[ ]  on __________, 1997 pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on May 30, 1997.

                        Legg Mason Investors Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Legg Mason American Leading Companies Trust -- Primary Shares
Legg Mason Balanced Trust -- Primary Shares
-------------------------------------------
Part A - Prospectus

Navigator American Leading Companies Trust
Navigator Balanced Trust
------------------------
Part A - Prospectus

Legg Mason American Leading Companies Trust -- Primary Shares
Legg Mason Balanced Trust -- Primary Shares
Navigator American Leading Companies Trust
Navigator Balanced Trust
------------------------
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                        Legg Mason Investors Trust, Inc.
          Legg Mason American Leading Companies Trust--Primary Shares
                  Legg Mason Balanced Trust -- Primary Shares
                        Form N-1A Cross Reference Sheet
                        -------------------------------

Part A. Item No.            Prospectus Caption
---------------             ------------------

            1               Cover Page

            2               Prospectus Highlights;
                            Expenses

            3               Performance Information;
                            Financial Highlights

            4               Investment Objectives
                                 and Policies;
                            Description of each Corporation/Trust and Its
                                 Shares

            5               Expenses;
                            The Funds' Management and
                                 Investment Adviser;
                            The Funds' Distributor

            6               Prospectus Highlights;
                            Description of each Corporation/Trust and
                                 Its Shares;
                            How Your Shareholder Account is
                                 Maintained;
                            Dividends and Other Distributions;
                            Shareholder Services;
                            Tax Treatment of Dividends and Other
                                 Distributions

            7               How You Can Invest in the Funds;
                            How Your Shareholder Account is
                                 Maintained;
                            How Net Asset Value is Determined;
                            The Funds' Distributor

            8               How You Can Redeem Your Primary
                                 Shares

            9               Not Applicable

                        Legg Mason Investors Trust, Inc.
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust
                        Form N-1A Cross Reference Sheet
                        -------------------------------

Part A. Item No.            Prospectus Caption
---------------             ------------------

            1               Cover Page

            2               Expenses

            3               Performance Information;
                            Financial Highlights

            4               Investment Objectives
                                 and Policies;
                            Description of each Corporation/Trust and Its
                                 Shares

            5               Expenses;
                            The Funds' Management and
                                 Investment Adviser;
                            The Funds' Distributor;

            6               Description of each Corporation/Trust and
                                 Its Shares;
                            Dividends and Other Distributions;
                            How Your Shareholder Accounts Is
                                 Maintained;
                            Shareholder Services;
                            Tax Treatment of Dividends and Other
                                 Distributions

            7               How To Purchase and Redeem Shares;
                            How Your Shareholder Account is
                                 Maintained;
                            How Net Asset Value is Determined;
                            The Funds' Distributor;

            8               How To Purchase and Redeem Shares

            9               Not Applicable

                        Legg Mason Investors Trust, Inc.
          Legg Mason American Leading Companies Trust--Primary Shares
                   Legg Mason Balanced Trust--Primary Shares
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust
                        Form N-1A Cross Reference Sheet
                        -------------------------------

                            Statement of Additional
Part B. Item No.            Information Caption
---------------             -----------------------

            10              Cover Page

            11              Table of Contents

            12              Not Applicable

            13              Additional Information About
                                 Investment Limitations
                                 and Policies;
                            Portfolio Transactions and
                                 Brokerage

            14              The Funds' Directors and
                                 Officers

            15              The Funds' Directors and
                                 Officers

            16              The Funds' Investment Adviser;
                            The Funds' Distributor;
                            The Funds' Independent Accountants/
                                 Auditors;
                            The Funds' Custodian and
                                 Transfer and Dividend-
                                 Disbursing Agent

            17              Portfolio Transactions and
                                 Brokerage

            18              Not Applicable

            19              Valuation of Fund Shares;
                            Additional Purchase and
                                 Redemption Information

            20              Additional Tax Information;
                            Tax-Deferred Retirement Plans

            21              The Funds' Distributor;

                            Portfolio Transactions and
                                 Brokerage;
                            The Funds' Custodian and Transfer
                                 and Dividend-Disbursing Agent

            22              Performance Information

            23              Financial Statements

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     5

      Performance Information                                                  6
      Investment Objectives and Policies                                       8
      How You Can Invest in the Funds                                         19
      How Your Shareholder Account is Maintained                              20
      How You Can Redeem Your Primary Shares                                  20
      How Net Asset Value is Determined                                       21
      Dividends and Other Distributions                                       22
      Tax Treatment of Dividends and Other Distributions                      22
      Shareholder Services                                                    23
      The Funds' Management and Investment Advisers                           24
      The Funds' Distributor                                                  26
      Description of Each Corporation /Trust and its Shares                   26

ADDRESSES
DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544
TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103
COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036
INDEPENDENT ACCOUNTANTS /AUDITORS:
      [                      ]
      217 East Redwood Street, Baltimore, Maryland 21202
      [               ]
      One North Charles Street, Baltimore, Maryland 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[Recycle Logo]  PRINTED ON RECYCLED PAPER
LMF-001

                                   LEGG MASON
                                     EQUITY
                                     FUNDS

                               VALUE TRUST, INC.
                            TOTAL RETURN TRUST, INC.
                               SPECIAL INVESTMENT
                                  TRUST, INC.
                                AMERICAN LEADING
                                COMPANIES TRUST
                                 BALANCED TRUST

                                 PRIMARY SHARES

                           PUTTING YOUR FUTURE FIRST

                                   PROSPECTUS
                                 JULY 31, 1997

                               [Legg Mason Logo]
                                     FUNDS

     LEGG MASON EQUITY FUNDS -- PRIMARY SHARES
          LEGG MASON VALUE TRUST , INC.
          LEGG MASON TOTAL RETURN TRUST , INC.
          LEGG MASON SPECIAL INVESTMENT TRUST , INC.

          LEGG MASON AMERICAN LEADING COMPANIES TRUST
             (A SERIES OF LEGG MASON INVESTORS TRUST , INC.)

          LEGG MASON BALANCED TRUST
             (A SERIES OF LEGG MASON INVESTORS TRUST , INC.)

         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated July 31, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


         Legg Mason Special Investment Trust, Inc. may invest up to 35% of its net assets in debt securities rated below investment grade (commonly known as "junk bonds"), and may invest up to 20% of its total assets in the securities of companies involved in actual or anticipated restructurings. Both types of investments involve an increased risk of payment default and/or loss of principal.


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                 July 31, 1997

                      Legg Mason Wood Walker, Incorporated
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          THE LEGG MASON VALUE TRUST, INC. ("Value Trust") is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation. The Adviser believes that Value Trust shares may be appropriate for investments by Individual Retirement Accounts, Keogh Plans, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees and other qualified retirement plans (collectively referred to as "Retirement Plans") whose principal investment objective is capital appreciation. Other investors who seek capital appreciation may also invest in Value Trust shares.

          THE LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. The Adviser believes that Total Return Trust shares may be appropriate for investments by Retirement Plans. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.

          THE LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.

          THE LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies") is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified, open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. American Leading Companies' investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks
2

      ("S&P 500"). LMCM believes that American Leading Companies' shares may be appropriate for investment by Retirement Plans.

          THE LEGG MASON BALANCED TRUST ("Balanced Trust") is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities. Bartlett & Co. ("Bartlett"), as investment adviser, believes that Balanced Trust shares may be appropriate for investment by Retirement Plans.

          Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (each separately referred to as a "Fund" and collectively referred to as the "Funds") each may invest a significant portion of its assets in debt securities, and may invest to some extent in securities rated below investment grade. Each Fund may invest in foreign securities, which would expose it to the possibility of currency fluctuations and other risks of foreign investing. Each Fund may use futures contracts (except American Leading Companies) and/or options for hedging or income purposes, which may expose it to the potential for losses greater than the value of the Fund's investment in such instruments.

          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 11, which also includes a discussion of risks.


          Each Fund offers two classes of shares, Primary Class ("Primary Shares") and Navigator Class ("Navigator Shares"). Primary Shares offered in this Prospectus are available to all investors except certain institutions (see page 5). No initial sales charge is payable on purchases, and no redemption charge is payable on sales of the Funds' shares. Each Fund pays management fees to its respective Adviser/Manager and distribution fees (Primary Shares only) to Legg Mason, as described in this Prospectus.


DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated
INVESTMENT ADVISERS:
          Legg Mason Fund Adviser, Inc. (for Value Trust, Total Return Trust and Special Investment Trust)
          Legg Mason Capital Management, Inc. (for American Leading Companies) Bartlett & Co. (for Balanced Trust)
PURCHASE METHODS:

          Send bank/personal check or wire federal funds. There is a $1,000 minimum, generally, for initial purchases, and a $100 minimum, generally, for subsequent purchases. Lower minimums for initial and subsequent purchases apply for automatic investments. See "How You Can Invest in the Funds," page 22.

REDEMPTION METHODS:
          Redeem by calling your Legg Mason or affiliated investment executive or redeem by mail. See "How You Can Redeem Your Primary Shares," page 23.
PUBLIC OFFERING PRICE PER SHARE:
          Net asset value
EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 26.
DIVIDENDS:
          Declared and paid quarterly for Value Trust, Total Return Trust and Balanced Trust. Declared and paid after the end of each taxable year of Special Investment Trust and American Leading Companies. See "Dividends and Other Distributions," page 25.
REINVESTMENT:
          All dividends and other distributions are automatically reinvested in Primary Shares unless cash payments are requested.
                                                                               3

     EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended March 31, 1997. For Balanced Trust, which has a limited operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal year, and fees are adjusted for current expense limits and fee waiver levels.


      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                              TOTAL    SPECIAL    AMERICAN
                       VALUE  RETURN  INVESTMENT   LEADING   BALANCED
                       TRUST  TRUST     TRUST     COMPANIES   TRUST
                       ----------------------------------------------
      Management fees
        (after fee
        waivers)       0.72%   0.75%     0.78%      0.64%      0.00%
      12b-1 fees
        (after fee
        waivers)       0.95%   1.00%     1.00%      1.00%      0.30%
      Other expenses   0.10%   0.18%     0.14%      0.31%      1.55%
                       ----------------------------------------------
      Total operating
        expenses
        (after fee
        waivers)       1.77%   1.93%     1.92%      1.95%      1.85%
                       ==============================================


    (A) The Manager and Legg Mason have voluntarily agreed to waive the management and 12b-1 fees to the extent necessary to limit total operating expenses relating to Primary Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 1.95% of each Fund's average daily net assets attributable to Primary Shares indefinitely; and for Balanced Trust, 1.85% of average daily net assets attributable to Primary Shares until July 31, 1998. In the absence of such waivers, the management fee, 12b-1 fee, other expenses and total operating expenses relating to Primary Shares would have been as follows: for Total Return Trust, the same as described above; for American Leading Companies, 0.75%, 1.00%, 0.31% and 2.06% of average net assets; and for Balanced Trust, 0.75%, 0.75%, 1.55% and 3.05% of average net assets.

          For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers" and "The Funds' Distributor," pages 27-29. Because each Fund pays 12b-1 fees with respect to Primary Shares, long-term investors in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

      EXAMPLE

          The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.


                     TOTAL       SPECIAL       AMERICAN
           VALUE     RETURN     INVESTMENT      LEADING      BALANCED
           TRUST     TRUST        TRUST        COMPANIES      TRUST
           ----------------------------------------------------------
1 Year     $ 18       $ 20         $ 20          $ 20          $19
3 Years    $ 56       $ 61         $ 60          $ 61          $58
5 Years    $ 96       $104         $104          $105          N/A
10 Years   $208       $225         $224          $227          N/A



          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager and/or Legg Mason waive their fees and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.

         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by [
                    ], independent accountants and for American Leading
     Companies and Balanced Trust, by [               ], independent auditors.
     Each Fund's financial statements for the year ended March 31, 1997 and the
     report of [                      ] or [               ] thereon are
     included in their respective combined annual reports and are incorporated by reference in the Statement of Additional Information. The combined annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.



                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
     ----------------------------------------------------------------------------------------------------------------------
VALUE TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 26.99      $  .13         $ 8.68         $ 8.81       $ (.16)      $ (1.53)       $ (1.69)
        1996                   20.21         .19           8.00           8.19         (.17)        (1.24)         (1.41)
        1995                   18.50         .10           1.70           1.80         (.05)         (.04)          (.09)
        1994                   17.81         .08            .92           1.00         (.11)         (.20)          (.31)
        1993                   15.69         .18           2.12           2.30         (.18)           --           (.18)
        1992                   13.38         .25           2.34           2.59         (.28)           --           (.28)
        1991                   14.19         .32           (.74)          (.42)        (.36)         (.03)          (.39)
        1990                   14.16         .33            .77           1.10         (.33)         (.74)         (1.07)
        1989                   12.14         .21           1.99           2.20         (.18)           --           (.18)
        1988                   15.07         .21          (1.54)         (1.33)        (.20)        (1.40)         (1.60)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 27.08      $   41         $ 8.75         $ 9.16       $ (.41)      $ (1.53)       $ (1.94)
        1996                   20.27         .43           8.02           8.45         (.40)        (1.24)         (1.64)
        1995(B)                18.76         .12           1.40           1.52         (.01)           --           (.01)
SPECIAL INVESTMENT TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 25.09      $ (.23)        $ 3.10         $ 2.87       $   --       $ (1.41)       $ (1.41)
        1996                   19.96          --           5.60           5.60           --          (.47)          (.47)
        1995                   21.56        (.06)         (1.31)         (1.37)          --          (.23)          (.23)
        1994                   17.91        (.11)          3.93           3.82         (.03)         (.14)          (.17)
        1993                   17.00         .03           1.66           1.69           --          (.78)          (.78)
        1992                   14.59         .12           2.83           2.95         (.14)         (.40)          (.54)
        1991                   13.58         .18           2.42           2.60         (.27)        (1.32)         (1.59)
        1990                   11.84         .12           1.70           1.82         (.08)           --           (.08)
        1989                   10.14         .06           1.65           1.71         (.01)           --           (.01)
        1988                   12.80         .13         (1.825)        (1.695)       (.075)         (.89)         (.965)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 25.26      $  .02         $ 3.17         $ 3.19       $   --       $ (1.41)       $ (1.41)
        1996                   20.03         .09           5.78           5.87         (.17)         (.47)          (.64)
        1995(B)                19.11         .07            .85            .92           --            --             --
TOTAL RETURN TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 16.45      $  .46         $ 3.47         $ 3.93       $ (.43)      $  (.56)       $  (.99)
        1996                   12.79         .48           3.69           4.17         (.51)           --           (.51)
        1995                   13.54         .33           (.19)           .14         (.29)         (.60)          (.89)
        1994                   13.61         .36            .24            .60         (.33)         (.34)          (.67)
        1993                   11.64         .39           1.89           2.28         (.31)           --           (.31)
        1992                    9.64         .34           1.91           2.25         (.25)           --           (.25)
        1991                   10.03         .28           (.31)          (.03)        (.29)         (.07)          (.36)
        1990                   10.06         .21            .15            .36         (.21)         (.18)          (.39)
        1989                    8.86         .15           1.18           1.33         (.13)           --           (.13)
        1988                   11.63         .18          (1.35)         (1.17)        (.21)        (1.39)         (1.60)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 16.52      $  .65         $ 3.48         $ 4.13       $ (.56)      $  (.56)       $ (1.12)
        1996                   12.83         .62           3.72           4.34         (.65)           --           (.65)
        1995(B)                12.66         .15            .25            .40         (.06)         (.17)          (.23)


                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(A)    (in thousands)
     -----------------------------------------------------------------------------------------------------------------
VALUE TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 34.11     33.59%      1.77%            .4%        10.5%     $.0557       $2,236,400
        1996                     26.99     42.09%      1.82%            .8%        19.6%         --        1,450,774
        1995                     20.21      9.77%      1.81%            .5%        20.1%         --          986,325
        1994                     18.50      5.65%      1.82%            .5%        25.5%         --          912,418
        1993                     17.81     14.76%      1.86%           1.1%        21.8%         --          878,394
        1992                     15.69     19.53%      1.90%           1.7%        39.4%         --          745,833
        1991                     13.38    (2.88)%      1.90%           2.5%        38.8%         --          690,053
        1990                     14.19      7.74%      1.86%           2.2%        30.7%         --          808,780
        1989                     14.16     18.33%      1.96%           1.6%        29.7%         --          720,961
        1988                     12.14    (8.42)%      1.97%           1.5%        47.8%         --          665,689
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 34.30     34.97%       .77%           1.4%        10.5%     $.0557       $   83,752
        1996                     27.08     43.53%       .82%           1.8%        19.6%         --           52,332
        1995(B)                  20.27      8.11%(C)    .82%(D)        1.8%(D)     20.1%         --           36,519
SPECIAL INVESTMENT TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 26.55     11.58%      1.92%           (.9)%       29.2%     $.0514       $  947,684
        1996                     25.09     28.47%      1.96%            --         35.6%         --          792,240
        1995                     19.96     (6.37)%     1.93%           (.2)%       27.5%         --          612,093
        1994                     21.56     21.35%      1.94%           (.6)%       16.7%         --          565,486
        1993                     17.91     10.50%      2.00%            .2%        32.5%         --          322,572
        1992                     17.00     20.46%      2.10%           0.8%        56.9%         --          201,772
        1991                     14.59     21.46%      2.30%           1.4%        75.6%         --          106,770
        1990                     13.58     15.37%      2.30%           1.0%       115.9%         --           68,240
        1989                     11.84     16.99%      2.50%           0.7%       122.4%         --           44,450
        1988                     10.14   (14.18)%      2.50%           1.0%       158.9%         --           43,611
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 27.04     12.81%       .85%            .1%        29.2%     $.0514       $   41,415
        1996                     25.26     29.85%       .88%           1.0%        35.6%         --           35,731
        1995(B)                  20.03      4.81%(C)    .90%(D)        1.0%(D)     27.5%         --           26,123
TOTAL RETURN TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 19.39     24.33%      1.93%           2.6%        38.4%     $.0528       $  380,458
        1996                     16.45     33.23%      1.95%           3.2%        34.7%         --          267,010
        1995                     12.79      1.09%      1.93%           2.5%        61.9%         --          194,767
        1994                     13.54      4.57%      1.94%           2.7%        46.6%         --          184,284
        1993                     13.61     19.88%      1.95%(E)        3.1%(E)     40.5%         --          139,034
        1992                     11.64     23.59%      2.34%           3.1%        38.4%         --           52,360
        1991                      9.64    (0.05)%      2.50%           3.1%        62.1%         --           22,822
        1990                     10.03      3.48%      2.39%           2.0%        39.2%         --           26,815
        1989                     10.06     15.16%      2.40%           1.6%        25.7%         --           30,102
        1988                      8.86   (10.17)%      2.30%           1.9%        50.1%         --           35,394
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 19.53     25.67%       .86%           3.7%        38.4%     $.0528       $   10,048
        1996                     16.52     34.67%       .94%           4.2%        34.7%         --            7,058
        1995(B)                  12.83      2.28%(C)    .86%(D)        3.6%(D)     61.9%         --            4,823


(A) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUNDS.
(B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
(C) NOT ANNUALIZED
(D) ANNUALIZED
(E) NET OF FEES WAIVED BY THE ADVISER IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% ON THE PRIMARY CLASS FROM NOVEMBER 1, 1992, AND .95% ON THE NAVIGATOR CLASS FROM INCEPTION, BOTH TO MARCH 31, 1997.

                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
     ----------------------------------------------------------------------------------------------------------------------
AMERICAN LEADING COMPANIES
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 12.23      $ .01(G)       $ 3.00         $ 3.01       $ (.02)      $  (.48)       $  (.50)
        1996                   10.18        .07(G)         2.08           2.15         (.10)           --           (.10)
        1995                    9.69        .12(G)          .48            .60         (.11)           --           (.11)
        Sept. 1, 1993(A)-
         Mar. 31, 1994         10.00        .06(G)         (.34)          (.28)        (.03)           --           (.03)
     -- Navigator Class
        Oct. 4, 1996(B) to
         Mar. 31, 1997       $ 13.30      $ .07(H)       $ 1.94         $ 2.01       $ (.12)      $  (.48)       $  (.60)
BALANCED TRUST
      Oct. 1, 1996(C)-
        Mar. 31, 1997        $ 10.00      $ .09(I)       $  .11         $  .20       $ (.04)      $    --        $  (.04)


                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(F)    (in thousands)
     -----------------------------------------------------------------------------------------------------------------
AMERICAN LEADING COMPANIES
     -- Primary Class
        Years Ended Mar. 31,
        1997                  $ 14.74     24.73%      1.95%(G)        .05%(G)     55.7%     $.0640       $  104,812
        1996                    12.23     21.24%      1.95%(G)        .69%(G)     43.4%         --           76,100
        1995                    10.18      6.24%      1.95%(G)       1.21%(G)     30.5%         --           59,985
        Sept. 1, 1993(A)-
         Mar. 31, 1994           9.69     (2.86)%(D)  1.95%(E,G)     1.14%(E,G)   21.0%(E)      --           55,022
     -- Navigator Class
        Oct. 4, 1996(B) to
         Mar. 31, 1997        $ 14.71     15.16%(D)    .86%(E,H)      .98%(E,H)   55.7%     $.0640       $       55
BALANCED TRUST
      Oct. 1, 1996(C)-
        Mar. 31, 1997         $ 10.16      2.02%(D)   1.85%(E,I)     2.52%(E,I)    5.1%(E)  $.0622       $   17,948


   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) FOR THE PERIOD OCTOBER 4, 1996 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1997.
   (C) FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997.
   (D) NOT ANNUALIZED
   (E) ANNUALIZED
   (F) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY EACH FUND.
   (G) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND FOR THE YEARS ENDED MARCH 31, 1995, 1996 AND 1997 WOULD HAVE BEEN 2.28%, 2.12%, 2.20%, AND 2.06%,
       RESPECTIVELY.
   (H) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 0.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 4, 1996 TO MARCH 31, 1997 WOULD HAVE BEEN 0.97%.
   (I) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.85% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 1, 1996 TO MARCH 31, 1997 WOULD HAVE BEEN 3.03%.


     PERFORMANCE INFORMATION
          From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
          The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Advisers and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows:
      1989 through 1997 for Value Trust; 1986 through 1995 for Total Return Trust and 1986 through 1997 for Special Investment Trust; 1994 through 1997 for American Leading Companies and 1997 for Balanced Trust.


          Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or
      Legg Mason's Funds Marketing Department at
      800-822-5544.


          Total returns as of March 31, 1997 were as follows:


                                          TOTAL         SPECIAL        AMERICAN
                              VALUE       RETURN       INVESTMENT      LEADING      BALANCED    VALUE LINE      S&P STOCK
                              TRUST       TRUST          TRUST        COMPANIES      TRUST         INDEX          INDEX
      -------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
  Primary Class:
   One Year
   Five Years
   Ten Years
   Life of Class --
    Value Trust(A)
   Life of Class --
    Total Return Trust(B)
   Life of Class --
    Special Investment Trust(C)
   Life of Class --
    American Leading Companies(D)
   Life of Class --
    Balanced Trust(E)
  Navigator Class:
   One Year
   Life of Class(F)

AVERAGE ANNUAL TOTAL RETURN
  Primary Class:
   One Year
   Five Years
   Ten Years
   Life of Class --
    Value Trust(A)
   Life of Class --
    Total Return Trust(B)
   Life of Class --
    Special Investment Trust(C)
   Life of Class --
    American Leading Companies(D)
   Life of Class --
    Balanced Trust(E)
  Navigator Class:
   One Year
   Life of Class(F)

   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.

   (E) INCEPTION OF BALANCED TRUST -- OCTOBER 1, 1996.


   (F) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES OF VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST) TO MARCH 31, 1997; AND FOR THE PERIOD OCTOBER 10, 1996 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES OF AMERICAN LEADING COMPANIES) TO MARCH 31, 1997.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.

     INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Funds' Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          VALUE TRUST'S objective is long-term growth of capital. The Adviser believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by the Adviser to be of comparable quality.

          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Adviser attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of the Adviser, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in the Adviser's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by the Adviser to be of comparable quality.

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which the Adviser believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and which appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of the Adviser, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, the Adviser believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, the Adviser may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          The Adviser believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.

          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by the Adviser to be of comparable quality.

          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be in issuers whose long-term debt is rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by the Adviser to be of comparable quality.

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMCM defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMCM's goal is to invest in companies having what LMCM believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMCM believes show strong potential for future market leadership, and in companies which LMCM believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMCM will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMCM believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMCM to be of comparable quality.

          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by the Adviser to be of comparable quality.

          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

      The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.

          The Fund will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.

          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          The portfolio turnover rate for the equity portion of the Fund's portfolio is estimated to be 50% and the portfolio turnover rate for the fixed income portion is estimated to be 120%. The Fund's portfolio turnover rate is not expected to exceed 80%.

      TYPES OF INVESTMENTS AND ASSOCIATED RISKS:

FOR EACH FUND:

          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements and high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.

          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.

      PREFERRED STOCK

          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      CONVERTIBLE SECURITIES

          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

      CORPORATE DEBT SECURITIES

          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      U.S. GOVERNMENT SECURITIES

          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA") ); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      STRIPPED SECURITIES

          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

      ZERO COUPON BONDS

          Zero coupon bonds make no cash interest payments but instead are issued at a significant discount from face value. Each year, a portion of the discount is attributed to bond holders as income. Because each Fund is required to pay out substantially all of its income each year, including income imputed to zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

      CLOSED-END INVESTMENT COMPANIES

          Each Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      FOREIGN SECURITIES

          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.

      ILLIQUID SECURITIES

          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities whose sale is legally restricted are often considered illiquid. Foreign securities that are freely tradable in their country of origin or in their principal market are not considered restricted securities even if they are not registered for sale in the U.S.

      WHEN-ISSUED SECURITIES

          Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it. This is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on a Fund. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations, in an amount at least equal to the payment that will be due. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

      FUTURES AND OPTIONS TRANSACTIONS

VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:

          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interst rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments the Fund's performance will be worse than if the Fund did not make such investments.


          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.

          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate its hedged position. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.

          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

AMERICAN LEADING COMPANIES:

          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction.

          The Fund may sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. A call option gives the purchaser the right to purchase the underlying security from the Fund at a specified price (the "strike price") during a specified period. A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The Fund may purchase a call option for the purpose of closing out a short position in an option.
          The use of options involves certain risks. These risks include: (1) the fact that use of these instruments can reduce the opportunity for gain; (2) dependence on LMCM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors; (3) imperfect correlation between movements in the price of options and movements in the price of the underlying securities;
      (4) the possible lack of a liquid secondary market for a particular option at any particular time; (5) the possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences. There can be no assurance that the use of options by the Fund will be successful. As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund. See the Statement of Additional Information for a more detailed discussion of options strategies.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:

      MUNICIPAL OBLIGATIONS

          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

      MORTGAGE-RELATED SECURITIES

          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed-income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

      GOVERNMENT MORTGAGE-RELATED SECURITIES

          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal
                                                                              17
      payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:

      RISKS OF DEBT SECURITIES

          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      RISKS OF LOWER-RATED DEBT SECURITIES

          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

INVESTMENT LIMITATIONS

          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.
          The fundamental restrictions applicable to American Leading Companies include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

HOW YOU CAN INVEST IN THE FUNDS

          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason. Your Legg Mason or affiliated financial advisor will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Legg Mason or affiliated financial advisor should be completed if you invest in shares of the Funds through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan.


          Investors who are considering establishing an IRA, Keogh Plan, SEP, SIMPLE or other qualified retirement plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Your Legg Mason or affiliated financial advisor can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated financial advisor.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds and investments in an IRA or similar plan, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. The minimum amount for subsequent investments in an IRA or similar plan will be waived if an investment will bring the investment for the year to the maximum amount permitted under the Internal Revenue Code of 1986, as amended ("Code"). For those investing through the Funds' Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.


          You should always furnish your shareholder account number when making additional purchases of shares.

          There are three ways you can invest in Primary Shares of the Funds:

1. THROUGH YOUR LEGG MASON OR AFFILIATED FINANCIAL ADVISOR


          Shares may be purchased through any Legg Mason or affiliated financial advisor. A financial advisor will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established a Legg Mason or affiliated account, you can order shares from your financial advisor in person, by telephone or by mail.

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your checking account. Please contact any Legg Mason or affiliated financial advisor for further information.

3. THROUGH AUTOMATIC INVESTMENTS

          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through any Legg Mason or affiliated financial advisor.


          Primary Share purchases will be processed at the net asset value next determined after your Legg Mason or affiliated financial advisor has received your order; payment must be made within three business days to Legg Mason. Orders received by your Legg Mason or affiliated financial advisor before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Legg Mason or affiliated financial advisor after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 24. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED

          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates. The Funds no longer issue share certificates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES

          There are two ways you can redeem your Primary Shares. First, you may give your Legg Mason or affiliated financial advisor an order for redemption of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.


          Requests for redemption received by your Legg Mason or affiliated financial advisor before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Legg Mason or affiliated financial advisor after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Legg Mason or affiliated financial advisor may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.


          Proceeds from your redemption will settle in your Legg Mason brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Written requests for redemption must be in "good order." A redemption request will be considered to be received in "good order" only if:

          1. You have indicated in writing the number of Primary Shares (or dollar amount) to be redeemed, the complete Fund name and your shareholder account number;

          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Legg Mason or affiliated financial advisor.

          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days to make an additional investment to avoid having your account closed.

          To redeem your Legg Mason Fund retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained through your Legg Mason or affiliated financial advisor or Legg Mason Client Services in Baltimore, Maryland. Upon receipt of your form, your shares will be redeemed at the net asset value per share determined as of the next close of the Exchange.


          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)

HOW NET ASSET VALUE IS DETERMINED

          Net asset value per Primary Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities
                                                                              21
      with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income (which consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in an IRA, Keogh Plan, SEP, SIMPLE or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of the distributing Fund on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;
          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.

          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your financial advisor for additional information about this option.


          If no election is made, both dividends and other distributions are credited to your Fund account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.


          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than IRAs, Keogh Plans, SEPs, SIMPLEs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege." If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS

          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares only through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN

          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Legg Mason or affiliated financial advisor for further information.

EXCHANGE PRIVILEGE

          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.
          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net
                                                                              23
      asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated financial advisor. To effect an exchange by telephone, please call your Legg Mason or affiliated financial advisor with the information described in "How You Can Redeem Your Primary Shares," page 23. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS

          The business and affairs of each Fund are managed under the direction of its Board of Directors.

ADVISER

          Pursuant to separate advisory agreements with Value Trust, Total Return Trust and Special Investment Trust (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, the Adviser, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each of those Funds. The Adviser administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as adviser, manager or consultant to eighteen investment company portfolios which had aggregate assets under management of approximately $ billion as of June 30, 1997. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.


          William H. Miller, III co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for the day-to-day management. Mr. Miller has been responsible for the day-to-day management of Total Return Trust since November 1990. Nancy T. Dennin joined Mr. Miller as co-manager of Total Return Trust on January 1, 1992. Effective April 1, 1997, Mrs. Dennin assumed primary responsibility for the day-to-day management of Total Return Trust. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985.


          Mr. Miller is a portfolio manager and President of the Adviser. Mr. Miller has been employed by the Adviser since 1982. Mrs. Dennin is a Senior Vice President of the Adviser and has been employed by the Adviser since 1985. From 1985 through 1991, Mrs. Dennin analyzed various industries for the Adviser including financial services, retail, apparel and insurance.

          The Adviser receives for its services a management fee from each Fund attibutable to the net assets of Primary Shares, calculated daily and payable monthly. The Adviser receives a fee at an annual rate of 1.0% of Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust, a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser receives from Special Investment Trust, a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The management fee paid by each Fund is higher than fees paid by most other funds to their investment advisers. For Total Return Trust, the Adviser has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.95% of the Fund's average daily net assets. During the fiscal year ended March 31, 1997, Value Trust paid a management fee of 0.72% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, and Special Investment Trust paid a management fee of 0.78% of its average daily net assets.

MANAGER

          Pursuant to separate management agreements with American Leading Companies and Balanced Trust (each a "Management Agreement"), which were approved by the Investors Trust's Board of Directors, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as the Funds' manager. The Funds pay the Manager, pursuant to the respective Management Agreements, a management fee equal to an annual rate of 0.75% of each Fund's respective average daily net assets. The management fees paid by the Funds are higher than fees paid by most other equity funds. Each Fund pays all its other expenses which are not assumed by the Manager. The Manager has agreed to waive its fees for each Fund for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for American Leading Companies, 1.95% of average net assets attributable to Primary Shares indefinitely; and for Balanced Trust, 1.85% of average net assets attributable to Primary Shares until July 31, 1997. These agreements are voluntary and may be terminated by the Manager at any time.

LMCM
          LMCM, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. LMCM manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager, or 0.30% of the Fund's average daily net assets.

          LMCM has not previously advised a registered investment company. However, LMCM manages private accounts with a value as of June 30, 1997 of approximately $ billion. The address of LMCM is 111 South Calvert Street, Baltimore, MD 21202.

          E. Robert Quasman is a Senior Investment Manager for LMCM and has been primarily responsible for the day-to-day management of American Leading Companies since October 1996. Prior to that, Mr. Quasman was Director of Research for Legg Mason for over six years.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

BARTLETT

          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by the Manager, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to two investment company portfolios which had aggregate assets under management of approximately $ billion as of June 30, 1997. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.

          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage the Fund. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. He is a member of Bartlett's Management Committee and Investment Policy Committee. Mr. Uible has been employed by Bartlett since
                                                                              25

      1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. He is a member of Bartlett's Management Committee and Investment Policy Committee.

THE FUNDS' DISTRIBUTOR

          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year
      ended March 31, 1997, Legg Mason received from BFDS $       , $      ,
      $       , $       and $      for performing such services in connection
      with Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies, and Balanced Trust, respectively.


          The Board of Directors of each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The Plan provides that as compensation for its ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives from each Fund an annual distribution fee payable from the assets attributable to Primary Shares, of up to:
      0.75% of the average daily net assets attributable to Primary Shares of the Total Return Trust, Special Investment Trust and American Leading Companies, 0.70% of the average daily net assets attributable to Primary Shares of Value Trust and 0.50% of the average daily net assets attributable to Primary Shares of Balanced Trust; and an annual service fee equal to 0.25% of the average daily net assets attributable to Primary Shares of each of the Funds. The distribution fee and service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares. Legg Mason has agreed to waive indefinitely distribution fees in any month to the extent the Total Return Trust's and American Leading Companies' expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.95% each of Total Return Trust's and American Leading Companies average daily net assets. Legg Mason has also agreed to waive until July 31, 1998 distribution fees in any month to the extent the Balanced Trust's expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.85% of Balanced Trust's average daily net assets attributable to Primary Shares.


          NASD rules limit the amount of annual distribution and service fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution and service fees received. Each Fund's Plan complies with those rules.

          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.

DESCRIPTION OF EACH CORPORATION/TRUST AND ITS SHARES

          Value Trust, Total Return Trust, Special Investment Trust and Legg Mason Investors Trust, Inc. were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993,
      respectively. Value Trust has authorized capital of 200 million shares of common stock, par value $0.001 per share. Total Return Trust and Special Investment Trust each have authorized capital of 100 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.
          Navigator Shares are currently offered for sale only to institutional clients of Fairfield for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The initial and subsequent investment minimums for Navigator Shares are $50,000 and $100, respectively. Investments in Navigator Shares may be made through investment executives of Fairfield Group, Inc., Horsham, Pennsylvania, or Legg Mason.
          Each Fund pays no Rule 12b-1 fee with respect to Navigator Shares. The per share net asset value of Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Funds, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Navigator Shares of the Funds may be exchanged for the corresponding class of shares of certain other Legg Mason funds. Investments by exchange into other Legg Mason funds are made at the per share net asset value, determined on the same business day as redemption of the Navigator Shares the investors wish to redeem.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
                                                                              27

           THE


        NAVIGATOR
          CLASS

         OF THE

       LEGG MASON
      EQUITY FUNDS

          ----


Putting Your Future First



Growth
Navigator Class of Value Trust
Navigator Class of American
  Leading Companies Trust

Growth & Income
Navigator Class of Total
  Return Trust
Navigator Class of Balanced
  Trust

Aggressive Growth
Navigator Class of Special
  Investment Trust


       Prospectus

     July 31, 1997


This wrapper is not part of the
prospectus.


Addresses


Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 o 539 o 0000  800 o 822 o 5544


Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044


Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103


Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036-1800


Independent Accountants/Auditors:
      [                      ]
      217 East Redwood Street
      Baltimore, Maryland 21202

      [               ]
      One North Charles Street
      Baltimore, Maryland 21202



No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.



                                                         [LEGG MASON FUNDS LOGO]

NAVIGATOR EQUITY FUNDS

PROSPECTUS
JULY 31, 1997


      LEGG MASON VALUE TRUST, INC.
      LEGG MASON SPECIAL INVESTMENT TRUST, INC.
      LEGG MASON TOTAL RETURN TRUST, INC.


LEGG MASON AMERICAN LEADING COMPANIES TRUST,
A SERIES OF LEGG MASON INVESTORS TRUST, INC.
LEGG MASON BALANCE TRUST,
A SERIES OF LEGG MASON INVESTORS TRUST, INC.

    Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies and Navigator Balanced Trust (collectively referred to as ("Navigator Shares") represent separate classes ("Navigator Classes") of common stock in Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust"), Legg Mason American Leading Companies Trust ("American Leading Companies") and Legg Mason Balanced Trust ("Balanced Trust") (each separately referred to as a "Fund" and collectively referred to as the "Funds"), respectively.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients") and accounts of the customers with such Clients ("Customers") are referred to collectively as ("Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

    SPECIAL INVESTMENT TRUST MAY INVEST UP TO 35% OF ITS NET ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS"), AND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES INVOLVED IN ACTUAL OR ANTICIPATED RESTRUCTURINGS. BOTH TYPES OF INVESTMENTS INVOLVE AN INCREASED RISK OF PAYMENT DEFAULT AND/OR LOSS OF PRINCIPAL.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated July 31, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the following page).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund will pay management fees to Legg Mason Fund Adviser, Inc., but Navigator Shares pay no distribution fees.
    VALUE TRUST is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation.
    TOTAL RETURN TRUST is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. Due to Total Return

Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.

    SPECIAL INVESTMENT TRUST is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these charac-teristics. Special Investment Trust may invest up to 35% of its net assets in debt securities rated below investment grade.

    AMERICAN LEADING COMPANIES is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. The Fund's investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").

    BALANCED TRUST is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of the Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.

            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            5
                Investment Objectives and Policies                 7
                How To Purchase and Redeem Shares                 17
                How Shareholder Accounts are
                  Maintained                                      18
                How Net Asset Value is Determined                 18
                Dividends and Other Distributions                 19
                Tax Treatment of Dividends and
                  Other Distributions                             19
                Shareholder Services                              20
                The Funds' Management and Investment Advisers     20
                The Funds' Distributor                            22
                Description of each Corporation/Trust
                  and its Shares                                  22
                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544
2

     EXPENSES

    The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the tables are based on average net assets and annual Fund operating expenses related to Navigator Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies for the year ended March 31, 1997. For Balanced Trust, other expenses are based on estimates for the initial period of operations of Navigator Balanced Trust.

ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES(A)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             TOTAL     SPECIAL     AMERICAN
                    VALUE    RETURN   INVESTMENT    LEADING    BALANCED
                    TRUST    TRUST      TRUST      COMPANIES    TRUST
                    ---------------------------------------------------
Management fees
 (after fee
 waivers)            0.72%    0.75%      0.78%        0.64%      0.00%
12b-1 fees           None     None       None        None        None
Other expenses       0.05%    0.11%      0.07%        0.22%      1.10%
                    ---------------------------------------------------
Total operating
 expenses (after
 fee waivers)        0.77%    0.86%      0.85%        0.86%      1.10%
                    ===================================================



(A) The Manager has voluntarily agreed to waive the management fee to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 0.95% of each Fund's average daily net assets attributable to Navigator Shares indefinitely; and for Balanced Trust, 1.10% of average daily net assets attributable to Navigator Shares until July 31, 1998. In the absence of such waivers, the management fee, other expenses and total operating expenses relating to Navigator Shares would have been as follows: for Total Return Trust, the same as described above; for American Leading Companies, 0.75%, 0.22% and 0.97% of average net assets; and for Balanced Trust, 0.75%, 1.10% and 1.85% of average net assets.

    For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers," page 23.

EXAMPLE

    The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.


                          TOTAL       SPECIAL       AMERICAN
               VALUE      RETURN     INVESTMENT      LEADING      BALANCED
               TRUST      TRUST        TRUST        COMPANIES      TRUST
               -----------------------------------------------------------
1 Year          $ 8        $  9         $  9          $  9           $11
3 Years         $25        $ 27         $ 27          $ 27           $35
5 Years         $43        $ 48         $ 47          $ 48           N/A
10 Years        $95        $106         $105          $106           N/A



    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager waives its fees and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.

         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by [
                    ], independent accountants and for American Leading
     Companies and Balanced Trust, by [               ], independent auditors.
     Each Fund's financial statements for the year ended March 31, 1997 and the
     report of [                      ] or [               ] thereon are
     included in their respective combined annual reports and are incorporated by reference in the Statement of Additional Information. The combined annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.


                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
     ----------------------------------------------------------------------------------------------------------------------
VALUE TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 26.99      $  .13         $ 8.68         $ 8.81       $ (.16)      $ (1.53)       $ (1.69)
        1996                   20.21         .19           8.00           8.19         (.17)        (1.24)         (1.41)
        1995                   18.50         .10           1.70           1.80         (.05)         (.04)          (.09)
        1994                   17.81         .08            .92           1.00         (.11)         (.20)          (.31)
        1993                   15.69         .18           2.12           2.30         (.18)           --           (.18)
        1992                   13.38         .25           2.34           2.59         (.28)           --           (.28)
        1991                   14.19         .32           (.74)          (.42)        (.36)         (.03)          (.39)
        1990                   14.16         .33            .77           1.10         (.33)         (.74)         (1.07)
        1989                   12.14         .21           1.99           2.20         (.18)           --           (.18)
        1988                   15.07         .21          (1.54)         (1.33)        (.20)        (1.40)         (1.60)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 27.08      $   41         $ 8.75         $ 9.16       $ (.41)      $ (1.53)       $ (1.94)
        1996                   20.27         .43           8.02           8.45         (.40)        (1.24)         (1.64)
        1995(B)                18.76         .12           1.40           1.52         (.01)           --           (.01)
SPECIAL INVESTMENT TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 25.09      $ (.23)        $ 3.10         $ 2.87       $   --       $ (1.41)       $ (1.41)
        1996                   19.96          --           5.60           5.60           --          (.47)          (.47)
        1995                   21.56        (.06)         (1.31)         (1.37)          --          (.23)          (.23)
        1994                   17.91        (.11)          3.93           3.82         (.03)         (.14)          (.17)
        1993                   17.00         .03           1.66           1.69           --          (.78)          (.78)
        1992                   14.59         .12           2.83           2.95         (.14)         (.40)          (.54)
        1991                   13.58         .18           2.42           2.60         (.27)        (1.32)         (1.59)
        1990                   11.84         .12           1.70           1.82         (.08)           --           (.08)
        1989                   10.14         .06           1.65           1.71         (.01)           --           (.01)
        1988                   12.80         .13         (1.825)        (1.695)       (.075)         (.89)         (.965)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 25.26      $  .02         $ 3.17         $ 3.19       $   --       $ (1.41)       $ (1.41)
        1996                   20.03         .09           5.78           5.87         (.17)         (.47)          (.64)
        1995(B)                19.11         .07            .85            .92           --            --             --
TOTAL RETURN TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 16.45      $  .46         $ 3.47         $ 3.93       $ (.43)      $  (.56)       $  (.99)
        1996                   12.79         .48           3.69           4.17         (.51)           --           (.51)
        1995                   13.54         .33           (.19)           .14         (.29)         (.60)          (.89)
        1994                   13.61         .36            .24            .60         (.33)         (.34)          (.67)
        1993                   11.64         .39           1.89           2.28         (.31)           --           (.31)
        1992                    9.64         .34           1.91           2.25         (.25)           --           (.25)
        1991                   10.03         .28           (.31)          (.03)        (.29)         (.07)          (.36)
        1990                   10.06         .21            .15            .36         (.21)         (.18)          (.39)
        1989                    8.86         .15           1.18           1.33         (.13)           --           (.13)
        1988                   11.63         .18          (1.35)         (1.17)        (.21)        (1.39)         (1.60)
     -- Navigator Class
        Years Ended Mar. 31,
        1997                 $ 16.52      $  .65         $ 3.48         $ 4.13       $ (.56)      $  (.56)       $ (1.12)
        1996                   12.83         .62           3.72           4.34         (.65)           --           (.65)
        1995(B)                12.66         .15            .25            .40         (.06)         (.17)          (.23)


                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                    Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(A)    (in thousands)
     -----------------------------------------------------------------------------------------------------------------
VALUE TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 34.11     33.59%      1.77%            .4%        10.5%     $.0557       $2,236,400
        1996                     26.99     42.09%      1.82%            .8%        19.6%         --        1,450,774
        1995                     20.21      9.77%      1.81%            .5%        20.1%         --          986,325
        1994                     18.50      5.65%      1.82%            .5%        25.5%         --          912,418
        1993                     17.81     14.76%      1.86%           1.1%        21.8%         --          878,394
        1992                     15.69     19.53%      1.90%           1.7%        39.4%         --          745,833
        1991                     13.38    (2.88)%      1.90%           2.5%        38.8%         --          690,053
        1990                     14.19      7.74%      1.86%           2.2%        30.7%         --          808,780
        1989                     14.16     18.33%      1.96%           1.6%        29.7%         --          720,961
        1988                     12.14    (8.42)%      1.97%           1.5%        47.8%         --          665,689
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 34.30     34.97%       .77%           1.4%        10.5%     $.0557       $   83,752
        1996                     27.08     43.53%       .82%           1.8%        19.6%         --           52,332
        1995(B)                  20.27      8.11%(C)    .82%(D)        1.8%(D)     20.1%         --           36,519
SPECIAL INVESTMENT TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 26.55     11.58%      1.92%           (.9)%       29.2%     $.0514       $  947,684
        1996                     25.09     28.47%      1.96%            --         35.6%         --          792,240
        1995                     19.96     (6.37)%     1.93%           (.2)%       27.5%         --          612,093
        1994                     21.56     21.35%      1.94%           (.6)%       16.7%         --          565,486
        1993                     17.91     10.50%      2.00%            .2%        32.5%         --          322,572
        1992                     17.00     20.46%      2.10%           0.8%        56.9%         --          201,772
        1991                     14.59     21.46%      2.30%           1.4%        75.6%         --          106,770
        1990                     13.58     15.37%      2.30%           1.0%       115.9%         --           68,240
        1989                     11.84     16.99%      2.50%           0.7%       122.4%         --           44,450
        1988                     10.14   (14.18)%      2.50%           1.0%       158.9%         --           43,611
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 27.04     12.81%       .85%            .1%        29.2%     $.0514       $   41,415
        1996                     25.26     29.85%       .88%           1.0%        35.6%         --           35,731
        1995(B)                  20.03      4.81%(C)    .90%(D)        1.0%(D)     27.5%         --           26,123
TOTAL RETURN TRUST
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 19.39     24.33%      1.93%           2.6%        38.4%     $.0528       $  380,458
        1996                     16.45     33.23%      1.95%           3.2%        34.7%         --          267,010
        1995                     12.79      1.09%      1.93%           2.5%        61.9%         --          194,767
        1994                     13.54      4.57%      1.94%           2.7%        46.6%         --          184,284
        1993                     13.61     19.88%      1.95%(E)        3.1%(E)     40.5%         --          139,034
        1992                     11.64     23.59%      2.34%           3.1%        38.4%         --           52,360
        1991                      9.64    (0.05)%      2.50%           3.1%        62.1%         --           22,822
        1990                     10.03      3.48%      2.39%           2.0%        39.2%         --           26,815
        1989                     10.06     15.16%      2.40%           1.6%        25.7%         --           30,102
        1988                      8.86   (10.17)%      2.30%           1.9%        50.1%         --           35,394
     -- Navigator Class
        Years Ended Mar. 31,
        1997                   $ 19.53     25.67%       .86%           3.7%        38.4%     $.0528       $   10,048
        1996                     16.52     34.67%       .94%           4.2%        34.7%         --            7,058
        1995(B)                  12.83      2.28%(C)    .86%(D)        3.6%(D)     61.9%         --            4,823


   (A) PURSUANT TO SEC REGULATIONS EFFETIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUNDS.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (C) NOT ANNUALIZED
   (D) ANNUALIZED
   (E) NET OF FEES WAIVED BY THE ADVISER IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% ON THE PRIMARY CLASS FROM NOVEMBER 1, 1992, AND .95% ON THE NAVIGATOR CLASS FROM INCEPTION, BOTH TO MARCH 31, 1997.

                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
     ----------------------------------------------------------------------------------------------------------------------
AMERICAN LEADING COMPANIES
     -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 12.23      $ .01(G)       $ 3.00         $ 3.01       $ (.02)      $  (.48)       $  (.50)
        1996                   10.18        .07(G)         2.08           2.15         (.10)           --           (.10)
        1995                    9.69        .12(G)          .48            .60         (.11)           --           (.11)
        Sept. 1, 1993(A)-
         Mar. 31, 1994         10.00        .06(G)         (.34)          (.28)        (.03)           --           (.03)
     -- Navigator Class
        Oct. 4, 1996(B) to
         Mar. 31, 1997       $ 13.30      $ .07(H)       $ 1.94         $ 2.01       $ (.12)      $  (.48)       $  (.60)
BALANCED TRUST
      Oct. 1, 1996(C)-
        Mar. 31, 1997        $ 10.00      $ .09(I)       $  .11         $  .20       $ (.04)      $    --        $  (.04)


                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                    Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(F)    (in thousands)
     -----------------------------------------------------------------------------------------------------------------
AMERICAN LEADING COMPANIES
     -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 14.74     24.73%       1.95%(G)        .05%(G)     55.7%     $.0640       $  104,812
        1996                     12.23     21.24%       1.95%(G)        .69%(G)     43.4%         --           76,100
        1995                     10.18      6.24%       1.95%(G)       1.21%(G)     30.5%         --           59,985
        Sept. 1, 1993(A)-
         Mar. 31, 1994            9.69     (2.86)%(D)   1.95%(E,G)     1.14%(E,G)   21.0%(E)      --           55,022
     -- Navigator Class
        Oct. 4, 1996(B) to
         Mar. 31, 1997         $ 14.71     15.16%(D)     .86%(E,H)      .98%(E,H)   55.7%     $.0640       $       55
BALANCED TRUST
      Oct. 1, 1996(C)-
        Mar. 31, 1997          $ 10.16      2.02%(D)    1.85%(E,I)     2.52%(E,I)    5.1%(E)  $.0622       $   17,948


   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) FOR THE PERIOD OCTOBER 4, 1996 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1997.
   (C) FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997.
   (D) NOT ANNUALIZED
   (E) ANNUALIZED
   (F) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY EACH FUND.
   (G) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND FOR THE YEARS ENDED MARCH 31, 1995, 1996 AND 1997 WOULD HAVE BEEN 2.28%, 2.12%, 2.20%, AND 2.06%,
       RESPECTIVELY.
   (H) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 0.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 4, 1996 TO MARCH 31, 1997 WOULD HAVE BEEN 0.97%.
   (I) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.85% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 1, 1996 TO MARCH 31, 1997 WOULD HAVE BEEN 3.03%.

     PERFORMANCE INFORMATION

    From time to time the Funds may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.

    The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Advisers and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1997 for Value Trust; 1986 through 1995 for Total Return and 1986 through 1997 for Special Investment; 1994 through 1997 for American Leading Companies and 1997 for Balanced Trust.

         Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.


         Total returns as of March 31, 1997 are shown below.


                                                                                      AMERICAN
                                                    TOTAL RETURN       SPECIAL         LEADING    BALANCED   VALUE LINE   S&P STOCK
                                      VALUE TRUST      TRUST       INVESTMENT TRUST   COMPANIES    TRUST       INDEX        INDEX
-----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
  Primary Class:
    One Year
    Five Years
    Ten Years
    Life of Class --
      Value Trust(A)
    Life of Class --
      Total Return Trust(B)
    Life of Class --
      Special Investment Trust(C)
    Life of Class --
      American Leading Companies(D)
    Life of Class --
      Balanced Trust(E)
  Navigator Class:
    One Year
    Life of Class(F)

AVERAGE ANNUAL TOTAL RETURN
  Primary Class:
    One Year
    Five Years
    Ten Years
    Life of Class --
      Value Trust(A)
    Life of Class --
      Total Return Trust(B)
    Life of Class --
      Special Investment Trust(C)
    Life of Class --
      American Leading Companies(D)
    Life of Class --
      Balanced Trust(E)
  Navigator Class:
    One Year
    Life of Class(F)


   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.

   (E) INCEPTION OF BALANCED TRUST -- OCTOBER 1, 1996.
   (F) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES OF VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST) TO MARCH 31, 1997; AND FOR THE PERIOD OCTOBER 10, 1996 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES OF AMERICAN LEADING COMPANIES) TO MARCH 31, 1997.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.
6

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Funds' Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          VALUE TRUST'S objective is long-term growth of capital. The Adviser believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Adviser attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of the Adviser, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in the Adviser's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
                                                                               7

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which the Adviser believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and which appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of the Adviser, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, the Adviser believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, the Adviser may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          The Adviser believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.

          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by the Adviser to be of comparable quality.


          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be in issuers whose long-term debt is rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by the Adviser to be of comparable quality.

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMCM defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMCM's goal is to invest in companies having what LMCM believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMCM believes show strong potential for future market leadership, and in companies which LMCM believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMCM will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. The Fund's portfolio turnover rate is not expected to exceed 100%. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMCM believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMCM to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett & Co. ("Bartlett"), as investment adviser, will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.

          The Fund will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's,

      S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          The portfolio turnover rate for the equity portion of the Fund's portfolio is estimated to be 50% and the portfolio turnover rate for the fixed income portion is estimated to be 120%. The Fund's portfolio turnover rate is not expected to exceed 80%.

      TYPES OF INVESTMENTS AND ASSOCIATED RISKS
      FOR EACH FUND:

          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.

          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.

      PREFERRED STOCK

          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      CONVERTIBLE SECURITIES

          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

      CORPORATE DEBT SECURITIES


          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      U.S. GOVERNMENT SECURITIES

          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      STRIPPED SECURITIES

          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

      ZERO COUPON BONDS

          Zero coupon bonds make no cash interest payments but instead are issued at a significant discount from face value. Each year, a portion of the discount is attributed to bond holders as income. Because each Fund is required to pay out substantially all of its income each year, including income imputed to zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

      CLOSED-END INVESTMENT COMPANIES

          Each Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform
                                                                              11
      accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.

      ILLIQUID SECURITIES

          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities whose sale is legally restricted are often considered illiquid. Foreign securities that are freely tradable in their country of origin or in their principal market are not considered restricted securities even if they are not registered for sale in the U.S.

      WHEN-ISSUED SECURITIES

          Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it. This is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on a Fund. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

      FUTURES AND OPTIONS TRANSACTIONS
VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST AND BALANCED TRUST:

          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments the Fund's performance will be worse than if the Fund did not make such investments.


          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the Funds' portfolio. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate hedged positions. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase
                                                                              13
      futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.

          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

AMERICAN LEADING COMPANIES:

          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction.


          The Fund may sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. A call option gives the purchaser the right to purchase the underlying security from the Fund at a specified price (the "strike price") during a specified period. A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The Fund may purchase a call option for the purpose of closing out a short position in an option.

          The use of options involves certain risks. These risks include: (1) the fact that use of these instruments can reduce the opportunity for gain; (2) dependence on LMCM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors; (3) imperfect correlation between movements in the price of options and movements in the price of the underlying securities;
      (4) the possible lack of a liquid secondary market for a particular option at any particular time; (5) the possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences. There can be no assurance that the use of options by the Fund will be successful. As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund. See the Statement of Additional Information for a more detailed discussion of options strategies.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:
      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
14

          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed-income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage
                                                                              15
      loans; mortgage-backed bonds which are consid-ered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.

          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:
      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting
16
      securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.
          The fundamental restrictions applicable to American Leading Companies include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

HOW TO PURCHASE AND REDEEM SHARES

          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.


          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutions. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.


          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis.

      Purchase of Shares

          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.

          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 21.

          Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time, or to waive any minimum investment requirements. In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.


          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

      Redemption of Shares
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.

          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisors at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.

          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange, on any day when the Exchange is open, will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.


          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the adviser, that Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)


          Each Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their investment executive for further instructions.

          Because of the relatively high cost of maintaining small accounts, a Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the investor will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED
          A shareholder account is established automatically for each investor. Any shares the investor purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.

          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
18

DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income (which consists of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:

          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.

          In certain cases, shareholders may reinvest dividends and other distributions in shares of another Navigator fund. Please contact a financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.


          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If an investor elects to receive dividends and/or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.


          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to their shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.


          Each Fund sends each shareholder a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.


          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares for shares of any other Navigator fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," below. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Navigator shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, an investor may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of its home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS

          Every shareholder of record will receive a confirmation of each new share transaction with a Fund. In addition, Legg Mason clients will receive a monthly statement, which will also show the total number of shares being held in safekeeping by the Funds' transfer agent for the account of the shareholder.


          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or other distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their customers.

          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476," or "[insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."

EXCHANGE PRIVILEGE

          Holders of Navigator Shares are entitled to exchange them for a corresponding class of shares of any of the Legg Mason Funds, the Legg Mason Cash Reserve Trust, the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc., provided the shares to be acquired are eligible for sale under applicable state securities laws.


          Investments by exchange into other Navigator funds are made at the per share net asset value next determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page 20. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.

ADVISER
          Pursuant to separate advisory agreements with Value Trust, Total Return Trust and Special Investment Trust (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, the Adviser, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each of those Funds. The Adviser administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as adviser, manager or consultant
20
      to eighteen investment company portfolios which had aggregate assets under
      management of approximately $  billion as of              . The Adviser's
      address is 111 South Calvert Street, Baltimore, Maryland 21202.


          William H. Miller, III co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for the day-to-day management. Mr. Miller has been responsible for the day-to-day management of the Total Return Trust since November 1990. Nancy T. Dennin joined Mr. Miller as co-manager of the Total Return Trust on January 1, 1992. Effective April 1, 1997, Mrs. Dennin assumed primary responsibility for the day-to-day management of Total Return Trust. Mr. Miller has also been primarily responsible for the day-to-day management of the Special Investment Trust since its inception in 1985.


          Mr. Miller is a portfolio manager and President of the Adviser. Mr. Miller has been employed by the Adviser since 1982. Mrs. Dennin is a Senior Vice President of the Adviser and has been employed by the Adviser since 1985. From 1985 through 1991, Mrs. Dennin analyzed various industries for the Adviser including financial services, retail, apparel and insurance.


          The Adviser receives for its services a management fee from each Fund attributable to the net assets of Navigator Shares, calculated daily and payable monthly. The Adviser receives a fee at an annual rate of 1.0% of the Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust, a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser receives from Special Investment Trust, a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The management fee paid by each Fund is higher than fees paid by most other funds to their investment advisers. For the Total Return Trust, the Adviser has agreed to waive indefinitely its fees in any month to the extent the Total Return Trust's expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.95% of the Fund's average daily net assets. During the fiscal year ended March 31, 1997, Value Trust paid a management fee of 0.72% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, and Special Investment Trust paid a management fee of 0.78% of its average daily net assets.

MANAGER

          Pursuant to separate management agreements with American Leading Companies and Balanced Trust (each a "Management Agreement"), which were approved by the Investors Trust's Board of Directors, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as the Funds' manager. The Funds pay the Manager, pursuant to the respective Management Agreements, a management fee equal to an annual rate of 0.75% of each Fund's average daily net assets attributable to Navigator Shares. The management fees paid by the Funds are higher than fees paid by most other equity funds. Each Fund pays all its other expenses which are not assumed by the Manager. The Manager has agreed to waive its fees for each Fund for expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for American Leading Companies, 0.95% of average net assets attributable to Navigator Shares indefinitely; and for Balanced Trust, 1.10% of average net assets attributable to Navigator Shares until July 31, 1998. These agreements are voluntary and may be terminated by the Manager at any time.

LMCM
          LMCM, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. LMCM manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager, or 0.30% of the Fund's average daily net assets attributable to Navigator Shares.

          LMCM has not previously advised a registered investment company.
      However, LMCM manages private accounts with a value as of        , 1997 of
      approximately $ billion. The address of LMCM is 111 South Calvert Street, Baltimore, MD 21202.

          E. Robert Quasman is a Senior Investment Manager for LMCM and has been primarily responsible for the day-to-day management of American Leading Companies since October 1996.
                                                                              21

      Prior to that, Mr. Quasman was Director of Research for Legg Mason for over six years.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
BARTLETT

          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by the Manager, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to two investment company portfolios which had aggregate assets under management of approximately $ billion as of June 30, 1997. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.

          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage the Fund. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. He is a member of Bartlett's Management Committee and Investment Policy Committee. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. He is a member of Bartlett's Management Committee and Investment Policy Committee.

THE FUNDS' DISTRIBUTOR

          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year
      ended March 31, 1997, Legg Mason received from BFDS $       , $      ,
      $       and $      for performing such services in connection with Value
      Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust, respectively.

          Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield may sell Navigator Shares pursuant to a Dealer Agreement with the Funds' Distributor, Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Funds for selling Navigator Shares.
          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.

DESCRIPTION OF EACH CORPORATION / TRUST AND ITS SHARES

          Value Trust, Total Return Trust, Special Investment Trust and Legg Mason Investors Trust, Inc. were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993,
      respectively. Value Trust has authorized capital of 200 million shares of common stock, par value $0.001 per share. Total Return Trust and Special Investment Trust each have authorized capital of 100 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.


          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated financial advisor, through the Future First Systematic

      Investment Plan or through automatic investment arrangements.

          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 1.0% of the net assets attributable to Primary Shares of Special Investment Trust, Total Return Trust and American Leading Companies and 0.95% of the net assets attributable to Primary Shares of Value Trust. Investors in Primary Shares may elect to receive dividends and/or other distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the Classes of Shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of the Funds may be exchanged for the corresponding Class of Shares of other Legg Mason funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the Fund shares the investors in Primary Shares wish to redeem.

          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of each Fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of each Fund are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, Massachusetts 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
                                                                              23





                            LEGG MASON EQUITY FUNDS

                          LEGG MASON VALUE TRUST, INC.
                      LEGG MASON TOTAL RETURN TRUST, INC.
                   LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                       LEGG MASON INVESTORS TRUST, INC.:
                  LEGG MASON AMERICAN LEADING COMPANIES TRUST
                           LEGG MASON BALANCED TRUST

                                 PRIMARY SHARES
                                NAVIGATOR SHARES

                      STATEMENT OF ADDITIONAL INFORMATION


                                 JULY 31, 1997


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for Primary Shares or for Navigator Shares (both dated July 31, 1997), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), at (410) 539-0000.


         The LEGG MASON VALUE TRUST, INC. ("Value Trust") is a mutual fund seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation. Other investors who seek capital appreciation may also invest in Value Trust shares.

         The LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options.

         The LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a mutual fund seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust may also invest in the securities of companies with larger capitalizations which have one or more of these characteristics.

          The LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies"), a diversified, professionally managed portfolio, is a separate series of Legg Mason Investors Trust, Inc., an open-end investment company ("Trust"). American Leading Companies seeks long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies normally will seek to achieve its investment objective by investing not less than 75% of its total assets in the dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. American Leading Companies' investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies typically are well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").

         The LEGG MASON BALANCED TRUST ("Balanced Trust"), a diversified, professionally managed portfolio, is a separate series of the Trust. Balanced Trust seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks, and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.

         Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies and Navigator Balanced Trust (collectively referred to as "Navigator Shares") represent interests in Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust, respectively, that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

         The Primary Class of shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (collectively referred to as "Primary Shares") is offered for sale to all other investors and may be purchased directly by individuals.

         Navigator and Primary Shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (each separately referred to as a "Fund" and collectively referred to as the "Funds") are sold and redeemed without any purchase or redemption charge, although institutions may charge their Customer Accounts for services provided in connection with the purchase or redemption of Navigator Shares. Each Fund pays management fees to the Adviser/Manager. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."



                            LEGG MASON WOOD WALKER,
                                  INCORPORATED
-------------------------------------------------------------------------------

                            111 SOUTH CALVERT STREET
                                 P.O. BOX 1476
                           BALTIMORE, MARYLAND  21202
                         (410) 539-0000  (800) 822-5544

        ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES

         In addition to the investment objective of each Fund described in the Prospectus, each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of its shareholders.

Value Trust, Total Return Trust and Special Investment Trust each may not:


         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective Fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each Fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets);

         2. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         3. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each Fund may make margin deposits in connection with the use of futures contracts and options on futures contracts;

         4. Invest more than 25% of its total assets (taken at market value) in any one industry;

         5. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each Fund from purchasing or selling options and futures contracts;

         6. Underwrite the securities of other issuers, except insofar as each Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         7. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or sell real estate, except that each Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each Fund will not purchase or sell interests in real estate limited partnerships);

         9. Make short sales of securities or maintain a short position, except that each Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box;" or

        10. Issue senior securities, except as permitted under the Investment Company Act of 1940 ("1940 Act").

         American Leading Companies and Balanced Trust each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the Fund will repay any money borrowed before any portfolio securities are purchased);

         2.   Issue senior securities, except as permitted under the 1940 Act;

         3. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing limitations may be changed with respect to a Fund by "the vote of a majority of the outstanding voting securities" of that Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST:

         As non-fundamental policies, changeable without shareholder vote, each Fund will not: (i) not invest more than 5% of its total assets (taken at market value) in securities of companies that, including their predecessors, have been in operation less than three years; (ii) purchase or sell interests in oil and gas or other mineral exploration or development programs or purchase or sell oil, gas or mineral leases; (iii) invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of that Fund's total assets (taken at market value) would be invested in such securities.

AMERICAN LEADING COMPANIES AND BALANCED TRUST:

         The following are some of the non-fundamental limitations which American Leading Companies and Balanced Fund currently observe. Each Fund may not:

         1. Purchase or sell any oil, gas or mineral exploration or development programs;

         2. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts;

         3. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box". This limit does not apply to short sales and short positions in connection with its use of options, futures contracts and options on futures contracts (Neither Fund intends to make short sales in excess of 5% of its net assets during the coming year);


         4. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, of Legg Mason Fund Adviser, Inc. and of LMCM (with respect to American Leading Companies) and of Bartlett & Co. ("Bartlett") (with respect to Balanced Trust) who individually own beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of the securities of that issuer;


         5. Purchase any security if, as a result, more than 5% of the Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;

         6. Purchase a security restricted as to resale if, as a result thereof, more than 10% of the Fund's total assets would be invested in restricted securities. For purposes of this limitation, securities that can be sold freely in the principal market in which they are traded are not considered restricted, even if they cannot be sold in the United States.

         7. Make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices, foreign currencies or futures contracts.

         8. Acquire securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition.

         9. Hold more than 10% of the outstanding voting securities of any one issuer.

         In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, provided, however, that the Fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

         American Leading Companies and Balanced Trust each interprets fundamental investment limitation (4) to prohibit investment in real estate limited partnerships.

         If a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a Fund, or in the number of securities an issuer has outstanding, will not be considered a violation of any limitation.

         Unless otherwise stated, the investment policies and limitations contained in this Statement of Additional Information are not fundamental, and can be changed without shareholder approval.

THE FOLLOWING INFORMATION APPLIES TO EACH FUND UNLESS OTHERWISE STATED:

Foreign Securities

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each Fund may invest in securities denominated in currencies other than the U.S. dollar and since each Fund may hold foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by that Fund and gains and losses realized by that Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, each Fund may invest in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. Balanced Trust may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

Illiquid Securities

         Value Trust, Total Return Trust and Special Investment Trust each may invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust each may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid securities include repurchase agreements with terms of greater than seven days and restricted securities other than those the Adviser/LMCM or Bartlett, investment adviser to Balanced Trust, has determined are liquid pursuant to guidelines established by each Fund's Board of Directors.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. A Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to each Fund, acting pursuant to guidelines established by such Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in each Fund's portfolio may adversely affect that Fund's liquidity.


Debt Securities


         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.


         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each Fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If a security rated A or above at the time of purchase by American Leading Companies is subsequently downgraded to a rating below A, LMCM will consider that fact in determining whether to dispose of the security, but will dispose of it if necessary to insure that no more than 5% of net assets are invested in debt securities rated below A. If one rating agency has rated a security A or better and another agency has rated it below A, LMCM may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by the rating agency. The Fund considers bonds denominated A, A+ or A- to be included in the rating A.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by LMCM to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST:

         If an investment grade security purchased by Value Trust, Total Return Trust or Special Investment Trust is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in that Fund's portfolio, but is not required to dispose of it.

AMERICAN LEADING COMPANIES AND BALANCED TRUST:

When-Issued Securities

         Each Fund may enter into commitments to purchase securities on a when-issued basis. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the Fund.

         American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.


         To meet its payment obligation under a when-issued commitment, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid securities, in an amount at least equal in value to that Fund's commitments to purchase when-issued securities.


         A Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

AMERICAN LEADING COMPANIES:

Covered Call Options

         The Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund might write covered call options on securities generally when LMCM believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         If the Fund desires to close out its obligation under a call option it has sold, it will have to purchase an offsetting option. The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and general market conditions. Accordingly, when the price of the security rises toward the strike price of the option, the cost of offsetting the option will negate to some extent the benefit to the Fund of the price increase of the underlying security. For this reason, the successful use of options as an income strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         The Fund may write exchange-traded options. The ability to establish and close out positions on the exchange is subject to the maintenance of a liquid secondary market. Although the Fund intends to write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.


         The Fund will not enter into an options position that exposes it to an obligation to another party unless it owns an offsetting ("covering") position in securities or other options. The Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


THE FOLLOWING INFORMATION APPLIES TO BALANCED TRUST:

Mortgage-Related Securities

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.


         The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") each issue pass-through securities which are guaranteed as to principal and interest by FNMA and FHLMC, respectively.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, GNMAs tend to have a longer average life than FHLMC participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre- payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions.


         In determining the dollar-weighted average maturity of the fixed income portion of the portfolio, Bartlett will follow industry practice in assigning an average life to the mortgage-related securities of the Fund unless the interest rate on the mortgages underlying such securities is such that a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for a Fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from the reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Municipal Obligations

         The municipal obligations in which the Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided pro-rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt- issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         In determining the liquidity of a municipal lease obligation, Bartlett will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. The Fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless Bartlett determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures which could affect the state tax treatment of the Fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Fund and the value of its assets could be materially and adversely affected. In such event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The following information applies to VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:

Futures Contracts

         Each Fund may from time to time purchase or sell futures contracts. In the purchase of a futures contract, the purchaser agrees to buy a specified underlying instrument at a specified future date. In the sale of a futures contract, the seller agrees to sell the underlying instrument at a specified future date. The price at which the purchase or sale will take place is fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities such as S&P 500. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

         As the purchaser or seller of a futures contract, a Fund would not be required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, the Fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to that Fund when the futures position is terminated, after all contractual obligations have been satisfied. Initial margin may be maintained either in cash or appropriate liquid securities.


         The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund, (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of the Fund's futures position increases. This process is known as "marking-to-market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

Options on Securities, Indexed Securities and Futures Contracts

         PURCHASING PUT OR CALL OPTIONS By purchasing a put (or call) option, a Fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, an indexed security or a futures contract. The option may give the Fund the right to sell (or buy) only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium).

         A Fund may terminate its position in an option it has purchased by allowing the option to expire, closing it out in the secondary market at its current price, if a liquid secondary market exists, or by exercising it. If the option is allowed to expire, the Fund will lose the entire premium paid.

         WRITING PUT OR CALL OPTIONS By writing a put (or call) option, a Fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

         Before exercise, a Fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

Over-the-counter and Exchange-traded Options

         Each Fund may purchase and write both over-the-counter ("OTC") and exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make/take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities are primarily traded on the OTC market. Exchange markets for options on debt securities exist, but the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.

         Value Trust, Total Return Trust and Special Investment Trust each may invest up to 10% and Balanced Trust may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" includes purchased OTC options. Assets used as cover for OTC options written by the Fund also will be deemed illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Cover for Options and Futures Strategies


         Each Fund will not use leverage in its hedging strategies involving options and futures contracts. Each Fund will hold securities, options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. Each Fund will not enter into hedging strategies involving options and futures contracts that expose the Fund to an obligation to another party unless it owns either (i) an offsetting ("covered") position in securities, options or futures contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed. Securities, options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede the portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Risks of Futures and Related Options Trading

         Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as result from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are subject to the hedge, the hedge will not be fully effective; however, if the price of the securities being hedged has moved in an unfavorable direction, a Fund normally would be in a better position than if it had not hedged at all. If the price of securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

         Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, a Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. A Fund may also be unable to dispose of securities or other instruments being used as "cover" during such a period.

Risks of Options Trading

         The success of each Fund's option strategies depends on many factors, the most significant of which is the adviser's ability to assess movements in the overall securities and interest rate markets.

         The exercise price of the options may be below, equal to or above the current market value of the underlying securities or indexes. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions with respect to OTC options may be effected only by negotiating directly with the other party to the option contract. Although each Fund will enter into OTC options with dealers capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Fund may be unable to liquidate or exercise an OTC option, and could suffer a loss of its premium. Also, the contra-party, although solvent, may refuse to enter into closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes on a security or index, a Fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Options on indexes are settled exclusively in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         Each Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

Additional Limitations on Futures and Options

         As a non-fundamental policy, each Fund will write a put or call on a security only if (a) the security underlying the put or call is permitted by the investment policies of that Fund, and (b) the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold does not exceed 25% of that Fund's net assets.

         Also as a non-fundamental policy, each Fund will purchase and write puts and calls on securities, stock index futures or options on stock index futures, or on financial futures, only if: (a) (i) such options or futures are offered through the facilities of a national securities association approved by the Commissioner under Rule 260.105.35 of the California Blue Sky Regulations or are listed on a national securities or commodities exchange or (ii) such options are OTC options and (A) the OTC options involved are not readily available on an exchange market, (B) at the time of purchase of any OTC option there is, in the judgment of the Fund's investment adviser, an active OTC market which will provide liquidity and pricing for such options and (C) any dealer involved in the purchase or sale of the OTC option has a net worth of at least $20 million as reported on its most recent financial statement; (b) the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of that Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options on futures contracts held at any time do not exceed 5% of the Fund's total assets.

         Under regulations adopted by the Commodity Futures Trading Commission ("CFTC"), futures contracts and related options may be used by each Fund (a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contacts owned by the Fund, together with the amount of premiums paid by that Fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of that Fund's net assets.

         The foregoing limitations, as well as those set forth in the prospectus regarding each Fund's use of futures and related options transactions, do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, certain debt securities and indexed securities.

         The above limitations on each Fund's investments in futures contracts and options may be changed as regulatory agencies permit. However, each Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information, as appropriate, in a current Prospectus or Statement of Additional Information.

Indexed Securities

         Indexed securities are securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The Funds will only purchase indexed securities of issuers which the Adviser/Bartlett determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The Adviser/Bartlett will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each Fund's investment allocations, depending on the individual characteristics of the securities. Each Fund currently does not intend to invest more than 5% of its total assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument and, in that respect, have a leverage-like effect on a Fund.


Forward Currency Contracts

         Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. Each Fund will not speculate with forward currency contracts or foreign currencies.

         Each Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         Each Fund also may use forward currency contracts in connection with portfolio positions to lock-in the U.S. dollar value of those positions or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in a foreign currency will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver under the forward contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Each Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or other appropriate liquid securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.


         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. Each Fund will deal only with banks, broker/dealers or other financial institutions which the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOR EACH FUND:

Warrants


         Although not a fundamental policy subject to shareholder vote, a Fund may not invest more than 5% of the value of its net assets, taken at the lower of cost or market value, in warrants or invest more than 2% of the value of such net assets in warrants not listed on the New York or American Stock Exchanges.


Portfolio Lending

         Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each Fund presently does not intend to lend more than 5% of its portfolio securities at any given time.


Repurchase Agreements

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Funds will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets (with respect to American Leading Companies and Balanced Trust) or more than 10% of net assets (with respect to Value Trust, Total Return Trust and Special Investment Trust) would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited. However, each Fund has adopted standards for the parties with whom it may enter into repurchase agreements, including monitoring by each fund's adviser of the creditworthiness of such parties which the Fund's Board of Directors believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.


         When a Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.



                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might be applicable to them.

General


         Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). In order to continue to qualify for that treatment, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or futures contracts, or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to that Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of that Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and Other Distributions


         Dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) made by each Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

Passive Foreign Investment Companies

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Options, Futures, Forward Currency Contracts and Foreign Currencies

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith.

         Gains from the dispostition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options derived by American Leading Companies or from options, futures and forward currency contracts derived by Value Trust, Total Return Trust, Special Investment Trust or Balanced Trust, with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement. However, income from the disposition of options (other than those on foreign currencies) (with respect to American Leading Companies) and options and futures contracts (other than those on foreign currencies) (with respect to Value Trust, Total Return Trust , Special Investment Trust and Balanced Trust) will be subject to the Short-Short Limitation if they are held for less than three months. For Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust, income from the disposition of foreign currencies and options, futures and forward contracts thereon also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto). For American Leading Companies, income from the disposition of foreign currencies that are not directly related to its principal business of investing in securities (or options with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for it to continue to qualify as a RIC.

         Regulated futures contracts and options that are subject to section 1256 of the Code (collectively, "Section 1256 contracts") and are held by a Fund at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. Each Fund may elect to exclude certain transactions from
Section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income when distributed to a Fund's shareholders).

FOR EACH FUND:

         When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, the Fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients , to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.


Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions


         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each Fund's transfer agent, to transfer funds each month from your checking account to be used to buy Primary Shares at the per share net asset value determined on the day the check is sent from your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

         Investors in Primary Shares may also buy Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a Fund to:


                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                 P.O. Box 1476
                        Baltimore, Maryland  21203-1476

         If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan


          If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of each Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Fund's shareholders as a whole.


                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or NASD National Market System securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Short-term securities, except commercial paper, are valued at cost. Commercial paper is valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the appropriate Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by a Fund will be subtracted from net assets of each Class.

                            PERFORMANCE INFORMATION


         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at commencement of operations of each class of Fund shares. The tables assume that all dividends and other distributions are reinvested in each respective Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Funds imposed by the Funds, and there are no redemption fees.) They do not include the effect of any income tax that an investor would have to pay on distributions.


VALUE TRUST:

PRIMARY SHARES




                           Value of Original Shares           Value of Shares
                           Plus Shares Obtained               Acquired Through
                           Through Reinvestment of            Reinvestment of Income
Fiscal Year                Capital Gain Distributions         Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1983*                       $16,160                            $   241                                             $16,401
1984                         18,870                                555                                              19,425
1985                         23,583                              1,100                                              24,683
1986                         32,556                              1,954                                              34,510
1987                         35,503                              2,421                                              37,924
1988                         32,268                              2,461                                              34,729
1989                         37,650                              3,459                                              41,109
1990                         39,891                              4,399                                              44,290
1991                         37,701                              5,313                                              43,014
1992                         44,210                              7,204                                              51,414
1993                         50,184                              8,819                                              59,003
1994                         52,789                              9,548                                              62,337
1995                         57,817                             10,610                                              68,427
1996                         82,356                             14,870                                              97,226
1997

* April 16, 1982 (commencement of operations) to March 31, 1983.

NAVIGATOR SHARES




                           Value of Original Shares           Value of Shares
                           Plus Shares Obtained               Acquired Through
                           Through Reinvestment of            Reinvestment of Income
Fiscal Year                Capital Gain Distributions         Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                       $10,805                            $   6                                               $10,811
1996                         15,249                              268                                                15,517
1997


* December 1, 1994 (commencement of operations) to March 31, 1995.


         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. If the Adviser had not waived certain fees in the 1983-1997 fiscal years, returns would have been lower.


TOTAL RETURN TRUST:

PRIMARY SHARES


                           Value of Original Shares Plus              Value of Shares
                           Shares Obtained Through                    Acquired Through
                           Reinvestment of Capital Gain               Reinvestment of Income
Fiscal Year                Distributions                              Dividends                                Total Value
-------------------------- ------------------------------------------ ---------------------------------  -----------------
1986*                      $10,780                                            -                                    $10,780
1987                        11,673                                       $  211                                     11,884
1988                        10,295                                          380                                     10,675
1989                        11,690                                          603                                     12,293
1990                        11,875                                          846                                     12,721
1991                        11,499                                        1,216                                     12,715
1992                        13,885                                        1,830                                     15,715
1993                        16,234                                        2,605                                     18,839
1994                        16,637                                        3,064                                     19,701
1995                        16,593                                        3,482                                     20,075
1996                        21,342                                        5,194                                     26,536

                                       23

1997


* November 21, 1985 (commencement of operations) to March 31, 1986.

NAVIGATOR SHARES




                           Value of Original Shares           Value of Shares
                           Plus Shares Obtained               Acquired Through
                           Through Reinvestment of            Reinvestment of Income
Fiscal Year                Capital Gain Distributions         Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                       $10,203                            $160                                                $10,363
1996                         13,106                             668                                                 13,774
1997

* December 1, 1994 (commencement of operations) to March 31, 1995.


         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. If the Adviser had not waived certain fees in the 1986-1995 fiscal years, returns would have been lower.


SPECIAL INVESTMENT TRUST:

PRIMARY SHARES



                                                                          Value of Shares
                           Value of Original Shares Plus Shares           Acquired Through
                           Obtained Through Reinvestment of               Reinvestment of Income                     Total
Fiscal Year                Capital Gain Distributions                     Dividends                                  Value
-------------------------- ---------------------------------------------  -------------------------------  ---------------
1986*                      $11,530                                                -                                $11,530
1987                        13,051                                           $   23                                 13,074
1988                        11,107                                              113                                 11,220
1989                        12,982                                              144                                 13,126
1990                        14,890                                              253                                 15,143
1991                        17,777                                              615                                 18,392
1992                        21,249                                              905                                 22,154
1993                        23,528                                              953                                 24,481
1994                        28,511                                            1,197                                 29,708
1995                        26,707                                            1,108                                 27,815
1996                        34,291                                            1,442                                 35,733
1997


* December 30, 1985 (commencement of operations) to March 31, 1986.


NAVIGATOR SHARES



                           Value of Original Shares           Value of Shares
                           Plus Shares Obtained               Acquired Through
                           Through Reinvestment of            Reinvestment of Income
Fiscal Year                Capital Gain Distributions         Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                      $10,481                                    -                                            $10,481
1996                        13,489                                 $121                                             13,610
1997

* December 1, 1994 (commencement of operations) to March 31, 1995.


         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. If the Adviser had not waived certain fees in the 1986-1997 fiscal years, returns would have been lower.


AMERICAN LEADING COMPANIES:

PRIMARY SHARES



                           Value of Original Shares Plus             Value of Shares
                           Shares Obtained Through                   Acquired Through
                           Reinvestment of Capital Gain              Reinvestment of
Fiscal Year                Distributions                             Income Dividends                          Total Value
-------------------------- ----------------------------------------- ----------------------------- -----------------------
1994*                      $9,690                                          $  24                                    $9,714
1995                       10,180                                             140                                   10,320
1996                       12,230                                             283                                   12,513
1997

* September 1, 1993 (commencement of operations) to March 31, 1994.


NAVIGATOR SHARES

                           Value of Original Shares Plus           Value of Shares
                           Shares Obtained Through                 Acquired Through
                           Reinvestment of Capital Gain            Reinvestment of Income
Fiscal Year                Distributions                           Dividends                                   Total Value

-------------------------- --------------------------------------- ------------------------------- -----------------------
1997*


* October 10, 1996 (commencement of operations) to March 31, 1997.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $, and the investor would have received a total of $ in distributions. If the Adviser had not waived certain fees in the 1994-1997 fiscal years, returns would have been lower.

BALANCED TRUST:

PRIMARY SHARES





                           Value of Original Shares Plus             Value of Shares
                           Shares Obtained Through                   Acquired Through
                           Reinvestment of Capital Gain              Reinvestment of
Fiscal Year                Distributions                             Income Dividends                          Total Value
-------------------------- ----------------------------------------- ----------------------------- -----------------------
1997*                      $                                               $                                             $


* October 1, 1996 (commencement of operations) to March 31, 1997.

         The table above is based only on Primary Shares of Balanced Trust. As of the date of this Statement of Additional Information, Navigator Shares of Balanced Trust have no performance history of their own.



Total Return Calculations

         Average annual total return quotes used in each Fund's advertising and other promotional materials ("Performance Advertisements") are calculated separately for each Class according to the following formula:

           P(1+T)/n =   ERV
where:     P                    =    a hypothetical initial payment of $1,000
           T                    =    average annual total return
           n                    =    number of years
           ERV                  =    ending redeemable value of a
                                     hypothetical $1,000 payment made at
                                     the beginning of that period

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         From time to time each Fund may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Funds invest in many securities that are not included in the S&P 500.

         Each Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

         Each Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, each Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Fund may use other recognized sources as they become available.

         Each Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Each Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $43 billion as of March 31, 1997.


         In advertising, each Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.


         Lipper Analytical Services, Inc., an independent rating service which measures the performance of most U.S. mutual funds, reported that Value Trust's total return ranked among general equity funds it measured during the one year ended June 30, 1997. For the five years ended June 30, 1997, Value Trust's total return ranked among general equity funds and for the ten years ended June 30, 1997, Value Trust's total return ranked among general equity funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. From time to time, performance rankings and ratings as reported in national financial publications such as Money Magazine, Forbes and Barron's may be used in describing Value Trust's performance.


                 TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES


         In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries of such plans until the income is distributed to them. Primary Share investors who are considering establishing an IRA, Keogh Plan, SEP, SIMPLE or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these plans with respect to Primary Shares through regular payroll deductions may be arranged with a Legg Mason or affiliated financial advisor and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated financial advisor.


Individual Retirement Account -- IRA


         Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.


         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Self-Employed Individual Retirement Plan -- Keogh Plan

         Legg Mason makes available to self-employed individuals a Plan and Trustee Agreement for a Keogh Plan through which Primary Shares may be purchased. Primary Share investors have the right to use a bank of their own choice to provide these services at their own cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.


Savings Incentive Match Plan for Employees - SIMPLE

         Although a salary reduction SEP, or SARSEP, may no longer be established after December 31, 1996, an employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary.


         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply.

                       THE FUNDS' DIRECTORS AND OFFICERS

         Each Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Funds as defined by the 1940 Act. The business address of each officer and director is 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

         RAYMOND A. MASON* [9/28/36], Chairman of the Board and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and President of Legg Mason, Inc. (financial services holding company); Director of Environmental Elements Corporation (manufacturer of pollution control equipment); Officer and/or Director of various other affiliates of Legg Mason.

         JOHN F. CURLEY, JR.* [7/24/39], President and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and Director of the Trust; Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.; Chairman of the Board and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Trustee of one Legg Mason fund.

     RICHARD G. GILMORE [6/9/27], Director of each Fund; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director of four other Legg Mason funds; and Trustee of two Legg Mason funds. Formerly: Senior Vice President and Chief

Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH [12/27/25], Director of each Fund; 14201 Laurel Park Drive, Suite 104, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director of four other Legg Mason funds; and Trustee of two Legg Mason funds.

         ARNOLD L. LEHMAN [7/18/44], Director of each Fund; The Baltimore Museum of Art, Art Museum Drive, Baltimore, Maryland. Director of the Baltimore Museum of Art; Director of four other Legg Mason funds; Trustee of two Legg Mason funds.

         JILL E. McGOVERN [8/29/44], Director of each Fund; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive Officer of the Marrow Foundation. Director of four other Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS [10/22/34], Director of each Fund; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director of four other Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         EDWARD A. TABER, III* [8/25/43], Director of each Fund; President of the Trust; Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; President and Director of two Legg Mason funds; Trustee of two Legg Mason funds; Vice President of Worldwide Value Fund, Inc. Formerly: Executive Vice President of T. Rowe Price- Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         The executive officers of the Funds, other than those who also serve as directors, are:

         MARIE K. KARPINSKI* [1/1/49], Vice President and Treasurer of each Fund; Treasurer of the Adviser; Vice President and Treasurer of six other Legg Mason funds; and Secretary/Treasurer of Worldwide Value Fund, Inc.; Vice President of Legg Mason.

         KATHI D. BAIR* [12/15/64], Secretary or Assistant Treasurer or Assistant Secretary of each Fund; Secretary/Assistant Treasurer/Assistant Secretary of four other Legg Mason funds.


         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Haugh, Gilmore, Lehman, Rodgers and Dr. McGovern.

         Officers and directors of a Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Director of a Fund who is not an interested person of the Fund ("Independent

Directors")receives an annual retainer and a per meeting fee based on the average net assets of each Fund at December 31, as follows:

       December 31                  Annual            Per Meeting
       Avg. Net Assets              Retainer          Fee
       ---------------              --------          -----------
       Up to $250 million           $600              $150
       $250 mill - $1 bill          $1,200            $300
       Over $1 billion              $2,000            $400


         On April 30, 1997, the directors and officers of each Fund beneficially owned in the aggregate less than 1% of that Fund's outstanding shares.

         On July [ ], 1997, the Legg Mason Profit Sharing Plan and Trust, 7 East Redwood Street, Baltimore, MD 21202 owned of record and beneficially the following percentages of the outstanding shares of the Navigator Classes:

Navigator Class of Value Trust                              %
Navigator Class of Total Return Trust                       %
Navigator Class of Special Investment Trust                 %

         As of the same date, [        ] owned of record and beneficially 100%
of the outstanding shares of the Navigator Class of American Leading Companies.

         The following table provides certain information relating to the compensation of the Funds' directors for the fiscal year ended March 31, 1997. None of the Legg Mason funds has any retirement plan for its directors.


COMPENSATION TABLE



                                                                                                      TOTAL
                                                              AGGREGATE                               COMPENSATION
                    AGGREGATE            AGGREGATE            COMPENSATION        AGGREGATE           FROM EACH
NAME OF             COMPENSATION         COMPENSATION         FROM SPECIAL        COMPENSATION        FUND AND FUND
PERSON AND          FROM VALUE           FROM TOTAL           INVESTMENT          FROM INVESTORS      COMPLEX PAID TO
POSITION            TRUST*               RETURN TRUST*        TRUST*              TRUST*              DIRECTORS**
Raymond A.
Mason -
Chairman of the
Board
and Director        None                 None                 None                None                None

John F. Curley,
Jr. -
President and
Director            None                 None                 None                None                None

Edward A.
Taber, III -
Director            None                 None                 None                None                None

Richard G.
Gilmore -
Director

Charles F.
Haugh -
Director


                                       31



Arnold L.
Lehman -
Director

Jill E.
McGovern -
Director

T. A. Rodgers-
Director



     * Represents fees paid to each director during the fiscal year ended March 31, 1997.

   ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1996. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).


                     THE FUNDS' INVESTMENT ADVISER/MANAGER


         The Adviser, a Maryland Corporation, is located at 111 South Calvert Street, Baltimore, Maryland 21202. The Adviser is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason, Bartlett and LMCM. The Adviser serves as investment adviser to Value Trust, Total Return Trust and Special Investment Trust and as manager to American Leading Companies and Balanced Trust under separate Investment Advisory and Management Agreements with each Fund ("Advisory Agreement" with respect to Value Trust, Total Return Trust and Special Investment Trust and "Management Agreement" with respect to American Leading Companies and Balanced Trust). The Advisory Agreement for Value Trust originally became effective as of April 19, 1982 and was approved by the shareholders of Value Trust on July 20, 1984. The Advisory Agreement for Total Return Trust originally became effective as of August 5, 1985 and was approved by the shareholders of Total Return Trust on July 17, 1986. The Advisory Agreement for Special Investment Trust originally became effective as of December 10, 1985 and was approved by the shareholders of Special Investment Trust on July 17, 1986. The Management Agreement for American Leading Companies originally became effective as of August 2, 1993. The Management Agreement for Balanced Trust became effective on July 31, 1996.

         The Advisory Agreement (for Value Trust and Total Return Trust) and the Management Agreement (for American Leading Companies and Balanced Trust) were most recently approved by each Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund or the Adviser/Manager, on November 15, 1996. On the same date, the Board of Directors of Special Investment Trust, including a majority of the directors who are not "interested persons" of the Fund or the Adviser, approved an amendment to the Fund's Advisory Agreement with respect to the compensation paid to the Adviser (see below).

         Each Advisory Agreement and Management Agreement provides that, subject to overall direction by the Fund's Board of Directors, the Adviser/Manager manages or oversees the investment and other affairs of each Fund. The Adviser/Manager is responsible for managing each Fund consistent with the Fund's investment objective and policies described in its Prospectuses and this Statement of Additional Information. The Adviser/Manager also is obligated to
(a) furnish the Fund with office space and executive and other personnel necessary for the operation of each Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each Fund's officers and directors. In addition, the Adviser paid Value Trust's, Total Return Trust's and Special Investment Trust's organizational expenses and has agreed to reimburse Value Trust and Special Investment Trust for auditing fees and compensation of those Funds' independent directors. The Adviser/Manager and its affiliates pay all compensation of directors and officers of each Fund who are officers, directors or employees of the Adviser. Each Fund pays all of its expenses which are not expressly assumed by the Adviser/Manager. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, each Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. Each Fund may also have an obligation to indemnify its directors and officers with respect to litigation.


         The Adviser/Manager receives for its services to each Fund a management fee, calculated daily and payable monthly. The Adviser receives from Value Trust a management fee at an annual rate of 1% of the average daily net assets of that Fund for the first $100 million of average daily net assets, 0.75% of average daily net assets between $100 million and $1 billion, and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. The Adviser receives from Special Investment Trust a management fee at an annual rate of 1% of the average daily net assets of that Fund for the first $100 million of average daily net assets, 0.75% of average daily net assets between $100 million and $1 billion, and 0.65% of average daily net assets exceeding $1 billion. The Manager receives from American Leading Companies and Balanced Trust management fees at an annual rate of 0.75% of the average daily net assets of each Fund. The Manager has agreed to waive its fees for Total Return Trust, American Leading Companies and Balanced Trust for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 1.95% of average net assets attributable to Primary Shares indefinitely; and for Balanced Trust, 1.85% of average net assets attributable to Primary Shares until July 31, 1998. The Manager has agreed to waive its fees for Total Return Trust, American Leading Companies and Balanced Trust for expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 0.95% of average net assets attributable to Navigator Shares indefinitely; and for Balanced Trust, 1.10% of average net assets attributable to Navigator Shares until July 31, 1998.




         For the fiscal years ended March 31, 1997, 1996 and 1995, management fees of $[ ], $9,588,819 and $7,519,155, respectively were received from Value Trust; $[ ], $1,768,271 and $1,502,358, respectively were received from Total Return Trust; and $[ ], $5,696,555 and $4,849,166, respectively were received from Special Investment Trust.

         For the fiscal years ended March 31, 1997, 1996 and 1995, the Manager received management fees of $[ ] (prior to fees waived of $[ ]), $515,120 (prior to fees waived of $170,819) and $431,577 (prior to fees waived of $94,444), respectively, from American Leading Companies.

         For the period October 1, 1996 (commencement of operations) to March 31, 1997, the Manager received management fees of $[ ] (prior to fees waived of $[ ]), from Balanced Trust.

         Under each Advisory Agreement or (with respect to American Leading Companies and Balanced Trust) Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by the Adviser/Manager.

         LMCM, 111 South Calvert Street, Baltimore, MD 21202, an affiliate of Legg Mason, serves as investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement dated August 2, 1993, between LMCM and the Manager ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, the Adviser or the Manager, on November 15, 1996. The Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on August 2, 1993.

         Under the Advisory Agreement, LMCM is responsible, subject to the general supervision of the Manager and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For LMCM's services to the Fund, the Manager (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager from the Fund, net of any waivers by the Manager.

         For the fiscal years ended March 31, 1997, 1996 and 1995, the Manager
paid $[     ], $137,720 and $134,853, respectively to LMCM on behalf of the
Fund.

         Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an Investment Advisory Agreement dated July 31, 1996, between Bartlett and the Manager ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, Bartlett or the Manager, on November 15, 1996. The Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on July 31, 1996.

         Under the Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Bartlett's services to the Fund, the Manager (not the Fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by the Manager from the Fund, net of any waivers by the Manager.

         For the period October 1, 1996 (commencement of operations) to March 31, 1997, the Manager paid $[ ] to Bartlett on behalf of Balanced Trust.


         Under each Advisory Agreement and (with respect to American Leading Companies and Balanced Trust) Management Agreement, the Adviser/Manager/LMCM/Bartlett will not be liable for any error of judgment or mistake of law or for any loss by a Fund in connection with the performance of the Advisory Agreement or Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.


         Each Advisory Agreement and (with respect to American Leading Companies and Balanced Trust) Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser/Manager/LMCM/Bartlett, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, each Corporation and the Adviser/Manager have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended March 31, 1997 and 1996, the portfolio turnover rates for Value Trust were 10.5% and 19.6%, respectively; the portfolio turnover rates for Total Return Trust were 38.4% and 34.7%, respectively; the portfolio turnover rates for Special Investment Trust were 29.2% and 35.6%, respectively; and the portfolio turnover rates for American Leading Companies were 55.7% and 43.4%, respectively. For the period October 1, 1996 (commencement of operations) to March 31, 1997, the annualized portfolio turnover rate for Balanced Trust was 5.1%.


         Under the Advisory Agreement with each Fund, each fund's adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. Each Fund may not always pay the lowest commission or spread available. Rather, in placing orders for a Fund each fund's adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each fund's adviser may give consideration to research, statistical and other services furnished by brokers or dealers to each fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each fund's adviser in connection with services to clients other than the Fund whose brokerage generated the service. The Adviser's/LMCM's/Bartlett's fee is not reduced by reason of its receiving such brokerage and research services.

         From time to time each Fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, each Fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.


         For the fiscal years ended March 31, 1997, 1996 and 1995, Legg Mason received no brokerage commissions from Value Trust, no brokerage commissions from Total Return Trust, and $[ ], $16,563 and $0, respectively, from Special Investment Trust. Value Trust paid total brokerage commissions of $[ ], $347,670 and $397,268, respectively; Total Return Trust paid total brokerage commissions of $[ ], $235,364 and $360,860, respectively; and Special Investment Trust paid total brokerage commissions of $[ ], $698,545 and $883,607, respectively, during the fiscal years ended March 31, 1997, 1996 and 1995.

         For the fiscal years ended March 31, 1997, 1996 and 1995, American Leading Companies paid total brokerage commissions of $[ ], $61,067 and $75,165, respectively. Legg Mason received no brokerage commissions from American Leading Companies for the same periods.

         For the period October 1, 1996 (commencement of operations) to March 31, 1997, Balanced Trust paid total brokerage commissions of $[ ]. Legg Mason received no brokerage commissions from Balanced Trust for the same period.


         Except as permitted by SEC rules or orders, each Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: (i) a Fund together with all other registered investment companies advised by each fund's adviser, may not purchase more than 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering; and (ii) the consideration to be paid by a Fund in purchasing the securities being offered may not exceed 3% of the total assets of that Fund. In addition, a Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.


         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. Each Fund's Advisory Agreement expressly provides such consent.

         Among the broker-dealers regularly used by each respective Fund during the fiscal year ended March 31, 1997, Value Trust at that date owned shares of the following parent companies: 1,654,000 shares of The Bear Stearns Companies, Inc. at a market value of $43,411,000; Total Return Trust at that date owned shares of the following parent companies: 407,000 shares of The Bear Stearns Companies, Inc. at a market value of $10,677,000; Special Investment Trust at that date owned shares of the following parent companies: 551,000 shares of The Bear Stearns Companies, Inc. at a market value of $14,470,000; American Leading Companies at that date owned shares of the following parent companies: 18,000 shares of J.P. Morgan & Co. Incorporated at a market value of $1,769,000; and Balanced Trust at that date owned shares of the following parent companies:
6,000 shares of Salomon, Inc. at a market value of $289,000.


         Investment decisions for each Fund are made independently from those of other funds and accounts advised by the Adviser, LMCM or Bartlett. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of the Funds' shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense), and for supplementary sales literature and advertising costs.

         Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., with principal offices at 200 Gibraltar Road, Horsham, Pennsylvania, may act as a dealer for Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Legg Mason nor Fairfield receives any compensation from the Fund for its activities in selling Navigator Shares.


         Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plans, the aggregate fees may not exceed an annual rate of each Fund's average daily net assets attributable to Primary Shares as follows: 1.00% for Total Return Trust, Special Investment Trust and American Leading Companies; 0.75% for Balanced Trust and 0.95% for Value Trust. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Shares only.

         The Plan was most recently approved by the shareholders of Value Trust on July 20, 1984 and on July 17, 1986 for both the Total Return Trust and Special Investment Trust. The Plan was approved by Legg Mason Fund Adviser, Inc., as sole shareholder of American Leading Companies, on August 2, 1993. The Plan has been amended, effective July 1, 1993, to make clear that, of the aggregate 1.00% fees with respect to Total Return Trust, Special Investment Trust and American Leading Companies, 0.75% is paid for distribution services and 0.25% is paid for ongoing services to shareholders; with respect to Balanced Trust, 0.50% is paid for distribution services and 0.25% is paid for ongoing services to shareholders; and with respect to Value Trust, 0.70% is paid for distribution services and 0.25% is paid for ongoing services to shareholders. The amendments also specify that each Fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets attributable to Primary Shares, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Legg Mason may pay all or a portion of the fee to its investment executives. Continuation of the Plans was most recently approved on November 15, 1996 by the Board of Directors of each respective Fund including a majority of the directors who are not "interested persons" of each Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors").

         With respect to Primary Shares, Legg Mason has also agreed to waive its fees for Total Return Trust, American Leading Companies and Balanced Trust as described under "The Funds' Investment Adviser/Manager."


         In approving the continuation of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the respective Fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class shareholders outweighed the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by that Fund to the Adviser/Manager.

         In considering the costs of the Plans, the directors gave particular attention to the fact that any payments made by a Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the directors recognized that the Adviser/Manager would earn greater management fees if a Fund's assets were increased, because such fees are calculated as a percentage of a Fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each Fund's Primary Shares and to maintain and enhance the level of services they provide to each Fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, in whole or in part, the additional expenses incurred by each Fund in connection with its Plan. Furthermore, the investment management of each Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Shares. Any change in a Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.


         For the fiscal years ended March 31, 1997, 1996 and 1995, Value Trust paid Legg Mason $[ ], $11,760,195 and $8,917,520, respectively in distribution and service fees under the Plan, from assets attributable to Primary Shares. For the same fiscal years, Total Return Trust paid Legg Mason $[ ], $2,297,095 and $1,964,257, respectively; Special Investment Trust paid Legg Mason $[ ], $6,955,948 and $5,917,557, respectively; and American Leading Companies paid Legg Mason $[ ], $686,826 and $575,436, respectively, in fees under the Plan. For the period October 1, 1996 (commencement of operations) to March 31,1 997, Legg Mason waived all distribution and service fees for Balanced Trust.

         During the year ended March 31, 1997, Legg Mason incurred the following expenses with respect to Primary Shares:



                                                                      Special            American
                                                Total Return         Investment          Leading            Balanced
                             Value Trust           Trust               Trust            Companies             Trust
                          ------------------ ------------------  ------------------ ------------------  -----------------
Compensation to
sales personnel
Advertising
Printing and mailing
of prospectuses to
prospective
shareholders
Other
                          ------------------ ------------------  ------------------ ------------------  -----------------
Total expenses
                          ================== ==================  ================== ==================  =================

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Shares.

        THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUNDS' LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036, serves as counsel to each Fund.

                  THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS

         [                       ],217 East Redwood Street, Baltimore, Maryland
21202, has been selected by the Directors to serve as independent accountants for Value Trust, Total Return Trust and Special Investment Trust. [
  ], One North Charles Street, Baltimore, Maryland 21201, has been selected by the Directors to serve as independent auditors for American Leading Companies and Balanced Trust.

                              FINANCIAL STATEMENTS

To be filed by amendment.

                                                                      Appendix A

                             RATINGS OF SECURITIES


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:

         AAA-This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                               TABLE OF CONTENTS

                                                              PAGE

Additional Information About
     Investment Limitations and Policies
Additional Tax Information
Additional Purchase and Redemption
     Information
Valuation of Fund Shares
Performance Information
Tax-Deferred Retirement Plans
The Funds' Directors and Officers
The Funds' Investment Adviser/Manager
Portfolio Transactions and Brokerage
The Funds' Distributor
The Funds' Custodian and Transfer and
     Dividend-Disbursing Agent
The Funds' Legal Counsel
The Funds' Independent Accountants/Auditors
Financial Statements
Appendix A



         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by the Funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.


                      LEGG MASON WOOD WALKER, INCORPORATED
------------------------------------------------------------------------------

                            111 SOUTH CALVERT STREET
                                 P.O. BOX 1476
                         BALTIMORE, MARYLAND 21203-1476
                          (410)539-0000 (800)822-5544

                        Legg Mason Investors Trust, Inc.

Part C.  Other Information

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements: To be filed by amendment

         (b)      Exhibits
                  (1)       (a)     Articles of Incorporation 4/
                            (b)     Articles Supplementary4/
                            (c)     Articles Supplementary4/
                  (2)       By-Laws as amended July 19, 1993 4/
                  (3)       Voting trust agreement -- none
                  (4)       Specimen security -- not applicable
                  (5)       (a)    Investment Advisory and Management Agreement -- American
                                   Leading Companies Trust4/
                            (b)    Investment Advisory Agreement -- Balanced Trust4/
                            (c)    Advisory Agreement -- American Leading Companies Trust4/
                            (d)    Management Agreement -- Balanced Trust4/
                  (6)       (a)    Underwriting Agreement -- American Leading Companies Trust4/
                            (b)    Amended Underwriting Agreement -- American Leading
                                   Companies Trust 3/
                            (c)    Underwriting Agreement -- Balanced Trust 3/
                            (d)    Dealer Agreement with respect to Navigator Shares 3/
                  (7)       Bonus, profit sharing or pension plans -- none
                  (8)       Custodian agreement2/
                                               -
                  (9)       Transfer Agent Agreement2/
                                                    -
                  (10)      Opinion and consent of counsel 3/
                                                           -
                  (11)      Other opinions, appraisals, rulings and consents --Accountants' consent
                            -- to be filed
                  (12)      Financial statements omitted from Item 23 -- none
                  (13)      Agreement for providing initial capital4/
                  (14)      (a)    Prototype Retirement Plan1/
                            (b)    Prototype corporate Simplified Employee Pension Plan1/
                            (c)    Prototype Keogh Plan1/
                  (15)      (a)    Plan pursuant to Rule 12b-1 -- American Leading Companies
                                   Trust4/
                                        -
                            (b)    Amended Plan pursuant to Rule 12b-1 -- American Leading
                                   Companies Trust 3/
                            (c) Plan pursuant to Rule 12b-1 -- Balanced Trust 3/
                  (16) Schedule for  computation  of  performance  quotations 3/
                  (17) Financial Data Schedule -- to be filed
                  (18) Plan Pursuant to Rule 18f-3 -- none


1/ Incorporated by reference from the corresponding exhibit of Post-Effective Amendment No. 3 to the registration statement, SEC File No. 33-62174, filed June 15, 1995.

2/Incorporated by reference from the corresponding exhibit of Post-Effective Amendment No. 4 to the registration statement, SEC File No. 33-62174, filed May 17, 1996.

3/Incorporated by reference from the corresponding exhibit of Post-Effective Amendment No. 5 to the registration statement, SEC File No. 33-62174, filed July 31, 1996.

4/Incorporated by reference from the corresponding exhibit of Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-62174, filed January 31, 1997.

Item 25.    Persons Controlled by or under Common Control with Registrant

                  None.

Item 26.    Number of Holders of Securities

                                                      Number of Recordholders
              Title of Class                           (as of July 15, 1997)
              --------------                           ---------------------
              Capital Stock
              par value  $.001

        Legg Mason American Leading
              Companies Trust -- Primary Shares
        Navigator American Leading Companies
              Trust
        Legg Mason Balanced Trust -- Primary Shares
        Navigator Balanced Trust                                       0

Item 27.    Indemnification

         This item is incorporated by reference from Item 27 of Part C of Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-62174, filed January 31, 1997.

Item 28.          Business and other Connections of Investment Adviser and
                  Subadviser

         I. Legg Mason Fund Adviser, Inc. ("Manager"), the Registrant's Manager, is a registered investment adviser incorporated on January 20, 1982. The Manager is engaged primarily in the investment advisory business. It serves as manager and/or investment adviser to seventeen open-end investment companies or portfolios and as investment consultant for one closed-end investment company. Information as to the officers and directors of the Manager is included in its Form ADV filed June 28, 1996 with the Securities and Exchange Commission (Registration Number 801-16958) and is incorporated herein by reference.

         II. Legg Mason Capital Management, Inc. ("LMCM"), adviser to American Leading Companies, is a registered investment adviser incorporated on October 4, 1982. Information as to the officers and directors of LMCM is included in its Form ADV filed June 24, 1996 with the Securities and Exchange Commission (Registration Number 801-18115) and is incorporated herein by reference.

         III. Bartlett & Co. ("Bartlett"), adviser to Balanced Trust, is a registered investment adviser incorporated on January 4, 1988. Information as to the officers and directors of Bartlett is included in its Form ADV filed September 17, 1996 with the Securities and Exchange Commission (Registration Number 801-21) and is incorporated herein by reference.

Item 29.          Principal Underwriters

         (a)      Legg Mason Value Trust, Inc.
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Cash Reserve Trust
                  Legg Mason Income Trust, Inc.
                  Legg Mason Global Trust, Inc.
                  Legg Mason Tax-Free Income Fund
                  Western Asset Trust, Inc.

         (b)      The following  table sets forth  information  concerning  each
                  director   and   officer   of   the   Registrant's   principal
                  underwriter, Legg Mason Wood Walker, Incorporated
                  ("LMWW").

                               Position and                   Positions and
Name and Principal             Offices with                   Offices with
Business Address*              Underwriter - LMWW             Registrant
------------------             ------------------             -------------

Raymond A. Mason               Chairman of the                None
                               Board

John F. Curley, Jr.            Vice Chairman                  Chairman of the
                               of the Board                   Board and Director

James W. Brinkley              President and                   None
                               Director

Edmund J. Cashman, Jr.         Senior Executive                None
                               Vice President and
                               Director

Richard J. Himelfarb           Senior Executive Vice           None
                               President and
                               Director

Edward A. Taber III            Senior Executive Vice          President and
                               President and                  Director
                               Director

Robert A. Frank                Executive Vice                  None
                               President and
                               Director

Robert G. Sabelhaus            Executive Vice                  None
                               President and
                               Director

Charles A. Bacigalupo          Senior Vice                     None
                               President,
                               Secretary and
                               Director

Thomas M. Daly, Jr.            Senior Vice                     None
                               President and
                               Director

Jerome M. Dattel               Senior Vice                     None
                               President and
                               Director

Robert G. Donovan              Senior Vice                     None
                               President and
                               Director

Thomas E. Hill                 Senior Vice                     None
One Mill Place                 President and
Easton, MD  21601              Director

Arnold S. Hoffman              Senior Vice                     None
1735 Market Street             President and
Philadelphia, PA  19103        Director

Carl Hohnbaum                  Senior Vice                     None
24th Floor                     President and
Two Oliver Plaza               Director
Pittsburgh, PA  15222

William B. Jones, Jr.          Senior Vice                     None
1747 Pennsylvania              President and
  Avenue, N.W.                 Director
Washington, D.C. 20006

Laura L. Lange                 Senior Vice                     None
                               President and
                               Director

Marvin H. McIntyre             Senior Vice                     None
1747 Pennsylvania              President and
  Avenue, N.W.                 Director
Washington, D.C.  20006

Mark I. Preston                Senior Vice                     None

                               President and
                               Director

F. Barry Bilson                Senior Vice                     None
                               President and
                               Director

M. Walter D'Alessio, Jr.       Director                        None
1735 Market Street
Philadelphia, PA  19103

Harry M. Ford, Jr.             Senior Vice                     None
                               President

William F. Haneman, Jr.        Senior Vice                     None
One Battery Park Plaza         President
New York, New York  10005

Theodore S. Kaplan             Senior Vice                     None
                               President and
                               General Counsel

Horace M. Lowman, Jr.          Senior Vice                     None
                               President and
                               Asst. Secretary

Seth J. Lehr                   Senior Vice                     None
1735 Market St.                President
Philadelphia, PA  19103

Robert L. Meltzer              Senior Vice                     None
One Battery Park Plaza         President
New York, NY  10004

John A. Pliakas                Senior Vice                     None
99 Summer Street               President
Boston, MA  02101

Gail Reichard                  Senior Vice                     None
7 E. Redwood St.               President
Baltimore, MD  21202

Timothy C. Scheve              Senior Vice                     None
                               President and
                               Treasurer

Elisabeth N. Spector           Senior Vice                     None
                               President

Joseph Sullivan                Senior Vice                     None
                               President

Cheryl Allen                   Vice President                  None
221 West Sixth St.

Austin, TX 78701

William H. Bass, Jr.           Vice President                  None

Nathan S. Betnun               Vice President                  None

John C. Boblitz                Vice President                  None
7 E. Redwood St.
Baltimore, MD  21202

Andrew J. Bowden               Vice President                  None

D. Stuart Bowers               Vice President                  None
7 E. Redwood St.
Baltimore, MD  21202

Edwin J. Bradley, Jr.          Vice President                  None

Scott R. Cousino               Vice President                  None

John R. Gilner                 Vice President                  None

Terrence R. Duvernay           Vice President                  None
1100 Poydras St.
New Orleans, LA 70163

Richard A. Jacobs              Vice President                  None

C. Gregory Kallmyer            Vice President                  None

Edward W. Lister, Jr.          Vice President                  None

Marie K. Karpinski             Vice President                  Vice President
                                                               and Treasurer

Anne S. Morse                  Vice President                  None
1735 Market St.
Philadelphia, PA 19103

Hance V. Myers, III            Vice President                  None
1100 Poydras St.
New Orleans, LA 70163

Jonathan M. Pearl              Vice President                  None
1777 Reisterstown Rd.
Pikesville, MD  21208

Douglas F. Pollard             Vice President                  None

Carl W. Riedy, Jr.             Vice President                  None

Robert W. Schnakenberg         Vice President                  None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino             Vice President                  None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                   Vice President                  None
7 E. Redwood St.
Baltimore, MD  21202

Eugene B. Shephard             Vice President                  None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell           Vice President                  None

Alexsander M. Stewart          Vice President                  None
One World Trade Center
New York, NY  10048

F. James Tennies               Vice President,                 None
                               Asst. Secretary &
                               Asst. General Counsel

Robert S. Trio                 Vice President                  None
1747 Pennsylvania Ave.
Washington, DC 20006

Lewis T. Yeager                Vice President                  None
7 E. Redwood St.
Baltimore, MD  21202

Joseph F. Zunic                Vice President                  None


      * All addresses are 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c)The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.      Location of Accounts and Records

                  State Street Bank and Trust Company
                  P.O. Box 1713
                  Boston, Massachusetts  02105-1713

Item 31.      Management Services

                  None.

Item 32.      Undertakings

         Registrant   hereby  undertakes  to  provide  each  person  to  whom  a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 27th day of May, 1997.

                                       Legg Mason Investors Trust, Inc.


                                       By: /s/John F. Curley, Jr.
                                           ----------------------------
                                             John F. Curley, Jr.
                                             Chairman of the Board and
                                                   Director

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                           Date
---------                            -----                           ----

/s/John F. Curley, Jr.        Chairman of the Board              May 27, 1997
---------------------------   and Director
John F. Curley, Jr.

/s/Edward A. Taber, III       President and Director             May 27, 1997
---------------------------
Edward A. Taber, III

/s/Charles F. Haugh*          Director                           May 27, 1997
---------------------------
Charles F. Haugh*

/s/Richard G. Gilmore*        Director                           May 27, 1997
---------------------------
Richard G. Gilmore*

/s/Arnold L. Lehman*          Director                           May 27, 1997
---------------------------
Arnold L. Lehman*

/s/Jill E. McGovern*          Director                           May 27, 1997
---------------------------
Jill E. McGovern*

/s/T.A. Rodgers*              Director                           May 27, 1997
---------------------------
T. A. Rodgers*

/s/Marie K. Karpinski         Vice President                     May 27, 1997
---------------------------   and Treasurer
Marie K. Karpinski


*Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated May 14, 1993, incorporated by reference to Post-Effective Amendment No. 6, SEC File No. 33-62174, filed January 31, 1997.